MESSAGE FROM NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

--------------------------------------------------------------------------------

Dear Policyowner:

We're pleased to present the December 31, 2008 Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of their portfolio's performance.

Policyowners of NYLIAC Facilitator Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 20 for their respective financial statements.

We encourage you to take the time to review this information and evaluate the plans you have in place. Now would also be a good time to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Even in difficult economic times we want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

February 2009

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP
     Series Fund, Inc.,
     at net asset
     value..............     $20,611,963       $55,688,378       $9,350,930        $23,136,584       $1,288,824        $2,305,346
  Dividends due and
     accrued............              --                --               --                 --              520               942
     Net receivable from
       (payable to) New
       York Life
       Insurance and
       Annuity
       Corporation......          (4,353)             (460)          (5,000)              (806)              --                --

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........          22,399            60,320           10,657             26,253            1,411             2,551
     Administrative
       charges..........              --            24,128               --             10,501               --             1,021
                             -----------       -----------       ----------        -----------       ----------        ----------
          Total net
            assets......     $20,585,211       $55,603,470       $9,335,273        $23,099,024       $1,287,933        $2,302,716
                             ===========       ===========       ==========        ===========       ==========        ==========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......     $20,585,211       $55,603,470       $9,335,273        $23,099,024       $1,287,933        $2,302,716
                             ===========       ===========       ==========        ===========       ==========        ==========
     Variable
       accumulation unit
       value............     $     51.68       $     45.61       $    49.03        $     43.27       $    25.15        $    22.20
                             ===========       ===========       ==========        ===========       ==========        ==========

Identified Cost of
  Investment............     $37,838,926       $99,975,601       $8,965,920        $21,958,601       $1,288,746        $2,305,194
                             ===========       ===========       ==========        ===========       ==========        ==========




STATEMENT OF OPERATIONS
For the year ended December 31, 2008




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......    $    430,825      $  1,150,314       $   414,812       $ 1,006,222        $  29,203         $  53,052
  Mortality and expense
     risk charges.......        (372,624)         (985,957)         (123,565)         (303,416)         (16,938)          (30,417)
  Administrative
     charges............              --          (394,383)               --          (121,366)              --           (12,167)
                            ------------      ------------       -----------       -----------        ---------         ---------
       Net investment
          income
          (loss)........          58,201          (230,026)          291,247           581,440           12,265            10,468
                            ------------      ------------       -----------       -----------        ---------         ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........       4,971,183        11,101,859         1,661,231         3,758,264          207,625           547,960
  Cost of investments
     sold...............      (6,845,241)      (11,355,202)       (1,464,136)       (3,558,774)        (207,628)         (547,951)
                            ------------      ------------       -----------       -----------        ---------         ---------
       Net realized gain
          (loss) on
          investments...      (1,874,058)         (253,343)          197,095           199,490               (3)                9
  Realized gain
     distribution
     received...........       3,885,669        10,374,841             2,884             6,995               --                --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........     (15,159,649)      (45,103,414)         (266,858)         (364,763)             106               192
                            ------------      ------------       -----------       -----------        ---------         ---------
       Net gain (loss)
          on
          investments...     (13,148,038)      (34,981,916)          (66,879)         (158,278)             103               201
                            ------------      ------------       -----------       -----------        ---------         ---------
          Net increase
            (decrease)
            in net
            assets
            resulting
            from
            operations..    $(13,089,837)     $(35,211,942)      $   224,368       $   423,162        $  12,368         $  10,669
                            ============      ============       ===========       ===========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007




                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $     58,201       $   (22,239)     $   (230,026)     $   (597,521)
     Net realized gain (loss) on investments................      (1,874,058)          496,448          (253,343)        3,741,846
     Realized gain distribution received....................       3,885,669         2,931,680        10,374,841         7,716,168
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (15,159,649)       (1,759,417)      (45,103,414)       (7,064,184)
                                                                ------------       -----------      ------------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................     (13,089,837)        1,646,472       (35,211,942)        3,796,309
                                                                ------------       -----------      ------------      ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................         112,803            98,434           918,110         1,071,464
     Policyowners' surrenders...............................      (3,107,421)       (5,735,664)       (7,351,571)      (14,570,407)
     Policyowners' annuity and death benefits...............        (332,019)         (390,523)         (383,830)         (944,407)
     Net transfers from (to) Fixed Account..................      (1,026,044)         (461,700)       (2,124,217)         (358,987)
     Transfers between Investment Divisions.................         (36,255)          (35,565)         (318,792)         (218,680)
                                                                ------------       -----------      ------------      ------------
       Net contributions and (withdrawals)..................      (4,388,936)       (6,525,018)       (9,260,300)      (15,021,017)
                                                                ------------       -----------      ------------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          23,654            (5,904)           87,471           (21,568)
                                                                ------------       -----------      ------------      ------------
          Increase (decrease) in net assets.................     (17,455,119)       (4,884,450)      (44,384,771)      (11,246,276)

NET ASSETS:
     Beginning of year......................................      38,040,330        42,924,780        99,988,241       111,234,517
                                                                ------------       -----------      ------------      ------------
     End of year............................................    $ 20,585,211       $38,040,330      $ 55,603,470      $ 99,988,241
                                                                ============       ===========      ============      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES




                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



       $   291,247    $   247,571    $   581,440    $   474,604    $   12,265     $   45,105     $   10,468     $   72,866
           197,095        116,474        199,490        235,092            (3)           (12)             9            (21)
             2,884             --          6,995             --            --             --             --             --

          (266,858)       180,430       (364,763)       493,515           106             18            192             33
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

           224,368        544,475        423,162      1,203,211        12,368         45,111         10,669         72,878
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

            57,563         62,783        293,890        283,126        12,472         89,325         80,389         59,287
        (1,081,345)    (1,447,689)    (2,646,410)    (3,467,584)     (109,200)       (56,777)      (428,462)      (197,470)
          (244,493)       (15,809)      (151,129)      (163,508)       (5,819)            --         (3,546)       (14,382)
          (138,989)       (18,108)      (704,239)       (90,904)        7,576        (25,109)       (60,813)        12,734
            17,335         10,533        123,421        (33,791)       18,824         26,226        196,643        252,536
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
        (1,389,929)    (1,408,290)    (3,084,467)    (3,472,661)      (76,147)        33,665       (215,789)       112,705
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------


              (667)        (1,615)        (2,281)        (5,578)          (58)          (153)          (149)          (402)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
        (1,166,228)      (865,430)    (2,663,586)    (2,275,028)      (63,837)        78,623       (205,269)       185,181


        10,501,501     11,366,931     25,762,610     28,037,638     1,351,770      1,273,147      2,507,985      2,322,804
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
       $ 9,335,273    $10,501,501    $23,099,024    $25,762,610    $1,287,933     $1,351,770     $2,302,716     $2,507,985
       ===========    ===========    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP Series
     Fund, Inc., at net
     asset value........    $28,453,413     $ 6,109,747     $16,591,642     $2,865,294      $1,462,277       $350,949
  Dividends due and
     accrued............             --              --              --             --             589            141
  Net receivable from
     (payable to) New
     York Life Insurance
     and Annuity
     Corporation........        (10,808)         (2,437)        (10,347)        (3,212)             --             --

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........         30,931           6,626          18,841          3,249           1,604            383
     Administrative
       charges..........             --           2,651              --          1,300              --            153
                            -----------     -----------     -----------     ----------      ----------       --------
       Total net
          assets........    $28,411,674     $ 6,098,033     $16,562,454     $2,857,533      $1,461,262       $350,554
                            ===========     ===========     ===========     ==========      ==========       ========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......    $28,411,674     $ 6,098,033     $16,562,454     $2,857,533      $1,461,262       $350,554
                            ===========     ===========     ===========     ==========      ==========       ========
     Variable
       accumulation unit
       value............    $     51.68     $     45.61     $     49.21     $    43.33      $    25.16       $  22.20
                            ===========     ===========     ===========     ==========      ==========       ========

Identified Cost of
  Investment............    $51,950,992     $10,491,130     $15,978,160     $2,739,715      $1,462,207       $350,928
                            ===========     ===========     ===========     ==========      ==========       ========




STATEMENT OF OPERATIONS
For the year ended December 31, 2008




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......   $    599,580     $   126,216     $   724,302      $ 124,983       $  33,242       $  7,725
  Mortality and expense
     risk charges.......       (515,454)       (107,468)       (215,635)       (36,593)        (19,129)        (4,541)
  Administrative
     charges............             --         (42,987)             --        (14,637)             --         (1,817)
                           ------------     -----------     -----------      ---------       ---------       --------
       Net investment
          income
          (loss)........         84,126         (24,239)        508,667         73,753          14,113          1,367
                           ------------     -----------     -----------      ---------       ---------       --------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........      7,070,951       1,250,471       2,410,038        450,867         292,985         49,732
  Cost of investments
     sold...............     (9,741,676)     (1,697,642)     (2,157,424)      (430,440)       (292,996)       (49,728)
                           ------------     -----------     -----------      ---------       ---------       --------

       Net realized gain
          (loss) on
          investments...     (2,670,725)       (447,171)        252,614         20,427             (11)             4
  Realized gain
     distribution
     received...........      5,407,694       1,138,361           5,035            869              --             --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........    (21,009,728)     (4,497,929)       (371,176)       (40,880)            127             20
                           ------------     -----------     -----------      ---------       ---------       --------
       Net gain (loss)
          on
          investments...    (18,272,759)     (3,806,739)       (113,527)       (19,584)            116             24
                           ------------     -----------     -----------      ---------       ---------       --------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....   $(18,188,633)    $(3,830,978)    $   395,140      $  54,169       $  14,229       $  1,391
                           ============     ===========     ===========      =========       =========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007







                                                                                       COMMON STOCK
                                                                                   INVESTMENT DIVISIONS
                                                               ------------------------------------------------------------
                                                                      SINGLE PREMIUM                 FLEXIBLE PREMIUM
                                                                         POLICIES                        POLICIES
                                                               ----------------------------    ----------------------------
                                                                   2008            2007            2008            2007
                                                               ------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $     84,126     $   (25,157)    $   (24,239)    $   (67,844)
     Net realized gain (loss) on investments................     (2,670,725)        598,121        (447,171)        166,877
     Realized gain distribution received....................      5,407,694       4,036,009       1,138,361         827,375
     Change in unrealized appreciation (depreciation) on
       investments..........................................    (21,009,728)     (2,376,161)     (4,497,929)       (516,009)
                                                               ------------     -----------     -----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................    (18,188,633)      2,232,812      (3,830,978)        410,399
                                                               ------------     -----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          2,001          16,250          61,500          72,448
     Policyowners' surrenders...............................     (3,426,696)     (5,659,003)       (490,591)     (1,284,502)
     Policyowners' annuity and death benefits...............       (640,419)     (1,115,820)       (195,610)       (271,411)
     Net transfers from (to) Fixed Account..................     (1,844,839)        (16,079)       (272,934)        (41,463)
     Transfers between Investment Divisions.................        (17,946)       (358,799)       (119,674)       (250,685)
                                                               ------------     -----------     -----------     -----------
       Net contributions and (withdrawals)..................     (5,927,899)     (7,133,451)     (1,017,309)     (1,775,613)
                                                               ------------     -----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................         32,695          (7,941)          9,481          (2,360)
                                                               ------------     -----------     -----------     -----------
          Increase (decrease) in net assets.................    (24,083,837)     (4,908,580)     (4,838,806)     (1,367,574)
NET ASSETS:
     Beginning of year......................................     52,495,511      57,404,091      10,936,839      12,304,413
                                                               ------------     -----------     -----------     -----------
     End of year............................................   $ 28,411,674     $52,495,511     $ 6,098,033     $10,936,839
                                                               ============     ===========     ===========     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES









                       BOND INVESTMENT                                       MONEY MARKET
                          DIVISIONS                                      INVESTMENT DIVISIONS
     --------------------------------------------------- ---------------------------------------------------
           SINGLE PREMIUM           FLEXIBLE PREMIUM           SINGLE PREMIUM           FLEXIBLE PREMIUM
              POLICIES                  POLICIES                  POLICIES                  POLICIES
     ------------------------- ------------------------- ------------------------- -------------------------
         2008         2007         2008         2007         2008         2007         2008         2007
     -------------------------------------------------------------------------------------------------------



      $   508,667  $   444,717  $   73,753   $   57,216   $   14,113   $   55,510    $  1,367     $  12,546
          252,614      309,143      20,427       14,045          (11)         (13)          4            (3)
            5,035           --         869           --           --           --          --            --

         (371,176)     200,267     (40,880)      69,943          127           20          20             5
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------

          395,140      954,127      54,169      141,204       14,229       55,517       1,391        12,548
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------

           10,001        3,750      31,736       26,225           --           --       1,116         3,618
       (1,292,710)  (2,172,312)   (275,376)    (139,526)    (211,486)    (147,946)     (8,563)     (212,207)
         (363,903)    (399,778)    (53,721)     (57,134)     (34,277)      (9,774)     (1,483)       (4,664)
         (185,290)     (28,330)    (59,120)     (19,576)     (22,259)      (9,655)    (16,772)           --
          (19,967)      68,169      58,018        8,145       37,913      290,630      62,295       242,540
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
       (1,851,869)  (2,528,501)   (298,463)    (181,866)    (230,109)     123,255      36,593        29,287
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------


           (1,181)      (2,849)       (276)        (650)         (68)        (186)        (21)          (69)
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
       (1,457,910)  (1,577,223)   (244,570)     (41,312)    (215,948)     178,586      37,963        41,766


       18,020,364   19,597,587   3,102,103    3,143,415    1,677,210    1,498,624     312,591       270,825
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
      $16,562,454  $18,020,364  $2,857,533   $3,102,103   $1,461,262   $1,677,210    $350,554     $ 312,591
      ===========  ===========  ==========   ==========   ==========   ==========    ========     =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

     Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Advisors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------


will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2008, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Number of shares..................     1,709      4,619        676      1,674     1,289      2,305
Identified cost...................   $37,839    $99,976    $ 8,966    $21,959    $1,289     $2,305

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Number of shares..................     2,360        507      1,200        207     1,462        351
Identified cost...................   $51,951    $10,491    $15,978    $ 2,740    $1,462     $  351

--------------------------------------------------------------------------------

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2008 were as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Purchases.........................   $4,444     $11,694    $  526     $1,178      $145       $343
Proceeds from sales...............    4,971      11,102     1,661      3,758       208        548

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Purchases.........................   $6,512     $ 1,319    $1,028     $  220      $ 78       $ 88
Proceeds from sales...............    7,071       1,250     2,410        451       293         50





--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy's Accumulation Value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's Accumulation Value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

     NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

     Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.



--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




                      (This page intentionally left blank)

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2008 and 2007, were as follows:



                                              COMMON STOCK INVESTMENT DIVISIONS
                                       -----------------------------------------------
                                          SINGLE PREMIUM             FLEXIBLE PREMIUM
                                             POLICIES                    POLICIES
                                       -------------------         -------------------
                                        2008          2007          2008          2007
                                       -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)
Units issued.........................     2             1             15            15
Units redeemed.......................   (66)          (81)          (166)         (222)
                                        ---           ---           ----          ----
  Net increase (decrease)............   (64)          (80)          (151)         (207)
                                        ===           ===           ====          ====

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Units issued.........................    --            --              1             1
Units redeemed.......................   (88)          (87)           (17)          (25)
                                        ---           ---           ----          ----
  Net increase (decrease)............   (88)          (87)           (16)          (24)
                                        ===           ===           ====          ====


                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                               MONEY MARKET INVESTMENT
          BOND INVESTMENT DIVISIONS                   DIVISIONS
      --------------------------------    --------------------------------
                           FLEXIBLE                            FLEXIBLE
      SINGLE PREMIUM        PREMIUM       SINGLE PREMIUM        PREMIUM
         POLICIES          POLICIES          POLICIES          POLICIES
      --------------    --------------    --------------    --------------
       2008     2007     2008     2007     2008     2007     2008     2007
      --------------------------------------------------------------------


         2        2       10        7        2        4       13       15
       (31)     (32)     (83)     (92)      (5)      (3)     (22)     (10)
       ---      ---      ---      ---      ---       --      ---      ---
       (29)     (30)     (73)     (85)      (3)       1       (9)       5
       ===      ===      ===      ===      ===       ==      ===      ===


        --        2        2        1        2       12        3       11
       (38)     (56)      (9)      (5)     (11)      (7)      (1)     (10)
       ---      ---      ---      ---      ---       --      ---      ---
       (38)     (54)      (7)      (4)      (9)       5        2        1
       ===      ===      ===      ===      ===       ==      ===      ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2008, 2007, 2006, 2005 and 2004:



                                                SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS    ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $20,585   $38,040   $42,925   $42,362   $44,660
Units Outstanding..................       398       462       542       616       690
Variable Accumulation Unit Value...   $ 51.68   $ 82.27   $ 79.23   $ 68.87   $ 64.76
Total Return.......................    (37.2%)     3.8%     15.0%      6.3%      9.5%
Investment Income Ratio............      1.4%      1.2%      0.6%      1.0%      1.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $28,412   $52,496   $57,404   $56,435   $58,661
Units Outstanding..................       550       638       725       819       906
Variable Accumulation Unit Value...   $ 51.68   $ 82.27   $ 79.23   $ 68.87   $ 64.76
Total Return.......................    (37.2%)     3.8%     15.0%      6.3%      9.5%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $55,603   $99,988  $111,235  $106,660  $111,435
Units Outstanding..................     1,219     1,370     1,577     1,730     1,911
Variable Accumulation Unit Value...   $ 45.61   $ 72.96  $  70.62  $  61.69  $  58.30
Total Return.......................    (37.5%)     3.3%     14.5%      5.8%      9.0%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 6,098   $10,937  $ 12,304  $ 11,808  $ 12,147
Units Outstanding..................       134       150       174       191       208
Variable Accumulation Unit Value...   $ 45.61   $ 72.96  $  70.62  $  61.69  $  58.30
Total Return.......................    (37.5%)     3.3%     14.5%      5.8%      9.0%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS            ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $ 9,335   $10,502   $11,367   $13,140   $14,610
Units Outstanding..................       191       220       250       299       335
Variable Accumulation Unit Value...   $ 49.03   $ 47.86   $ 45.50   $ 44.07   $ 43.67
Total Return.......................      2.4%      5.2%      3.3%      0.9%      2.8%
Investment Income Ratio............      4.2%      3.5%      1.1%      3.1%      3.5%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $16,562   $18,020   $19,598   $21,561   $24,234
Units Outstanding..................       337       375       429       487       553
Variable Accumulation Unit Value...   $ 49.21   $ 48.04   $ 45.67   $ 44.23   $ 43.83
Total Return.......................      2.4%      5.2%      3.3%      0.9%      2.8%
Investment Income Ratio............      4.2%      3.6%      1.1%      3.1%      3.4%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $23,099   $25,763   $28,038   $30,700   $33,193
Units Outstanding..................       534       607       692       778       844
Variable Accumulation Unit Value...   $ 43.27   $ 42.45   $ 40.56   $ 39.48   $ 39.31
Total Return.......................      1.9%      4.7%      2.7%      0.4%      2.3%
Investment Income Ratio............      4.1%      3.5%      1.1%      3.1%      3.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 2,858   $ 3,102   $ 3,143   $ 3,382   $ 3,638
Units Outstanding..................        66        73        77        86        92
Variable Accumulation Unit Value...   $ 43.33   $ 42.51   $ 40.62   $ 39.54   $ 39.37
Total Return.......................      1.9%      4.7%      2.7%      0.4%      2.3%
Investment Income Ratio............      4.3%      3.6%      1.2%      3.1%      3.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                               SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS    -----------------------------------------------
                                       2008      2007      2006      2005      2004
                                     -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $1,288    $1,352    $1,273    $1,362    $1,630
Units Outstanding..................       51        54        53        59        71
Variable Accumulation Unit Value...   $25.15    $24.93    $24.08    $23.31    $22.92
Total Return.......................     0.9%      3.5%      3.3%      1.7%     (0.4%)
Investment Income Ratio............     2.2%      4.7%      4.5%      2.8%      0.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $1,461    $1,677    $1,499    $1,461    $1,815
Units Outstanding..................       58        67        62        63        79
Variable Accumulation Unit Value...   $25.16    $24.93    $24.08    $23.31    $22.92
Total Return.......................     0.9%      3.5%      3.3%      1.7%     (0.4%)
Investment Income Ratio............     2.2%      4.7%      4.5%      2.9%      0.8%





                                              FLEXIBLE PREMIUM POLICIES (B)
                                     -----------------------------------------------
                                       2008      2007      2006      2005      2004
                                     -----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $2,303    $2,508    $2,323    $2,714    $2,877
Units Outstanding..................      104       113       108       130       139
Variable Accumulation Unit Value...   $22.20    $22.11    $21.46    $20.88    $20.64
Total Return.......................     0.4%      3.0%      2.8%      1.2%     (0.9%)
Investment Income Ratio............     2.2%      4.7%      4.5%      2.9%      0.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  351    $  313    $  271    $  279    $  301
Units Outstanding..................       16        14        13        13        15
Variable Accumulation Unit Value...   $22.20    $22.11    $21.46    $20.88    $20.64
Total Return.......................     0.4%      3.0%      2.8%      1.2%     (0.9%)
Investment Income Ratio............     2.1%      4.7%      4.6%      2.8%      0.8%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account I and II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II as of December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008 by correspondence with the funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 19, 2009

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

ASSETS:
  Investments in the MainStay VP
     Series Fund, Inc., at net asset
     value............................    $19,854,122     $9,764,554      $1,788,606
  Dividends due and accrued...........             --             --             721
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................         (1,638)          (290)             --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for
     mortality and expense risk
     charges..........................          5,983          3,095             548
                                          -----------     ----------      ----------
       Total net assets...............    $19,846,501     $9,761,169      $1,788,779
                                          ===========     ==========      ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners..........    $19,846,501     $9,761,169      $1,788,779
                                          ===========     ==========      ==========

Identified Cost of Investment.........    $33,724,829     $9,338,902      $1,788,519
                                          ===========     ==========      ==========



STATEMENT OF OPERATIONS
For the year ended December 31, 2008



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.....................   $    403,463      $ 417,302       $  38,615
  Mortality and expense risk charges..        (94,425)       (33,996)         (6,296)
                                         ------------      ---------       ---------
       Net investment income (loss)...        309,038        383,306          32,319
                                         ------------      ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...      1,935,679        691,064         124,978
  Cost of investments sold............     (1,882,711)      (640,417)       (124,971)
                                         ------------      ---------       ---------
       Net realized gain (loss) on
          investments.................         52,968         50,647               7
  Realized gain distribution
     received.........................      3,638,883          2,901              --
  Change in unrealized appreciation
     (depreciation) on investments....    (15,659,541)      (116,668)            129
                                         ------------      ---------       ---------
       Net gain (loss) on
          investments.................    (11,967,690)       (63,120)            136
                                         ------------      ---------       ---------
          Net increase (decrease) in
            net assets resulting from
            operations................   $(11,658,652)     $ 320,186       $  32,455
                                         ============      =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NYLIAC VLI SEPARATE ACCOUNT



STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007



                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISION                        DIVISION                        DIVISION
                           ----------------------------    ----------------------------    ----------------------------
                               2008            2007            2008            2007            2008            2007
                           --------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS:
  Operations:
     Net investment
       income (loss)....   $    309,038     $   297,979     $  383,306      $  324,223      $   32,319      $   75,606
     Net realized gain
       (loss) on
       investments......         52,968         470,698         50,647          26,326               7              (3)
     Realized gain
       distribution
       received.........      3,638,883       2,474,294          2,901              --              --              --
     Change in
       unrealized
       appreciation
       (depreciation) on
       investments......    (15,659,541)     (1,675,635)      (116,668)        234,159             129              11
                           ------------     -----------     ----------      ----------      ----------      ----------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....    (11,658,652)      1,567,336        320,186         584,708          32,455          75,614
                           ------------     -----------     ----------      ----------      ----------      ----------
  Contributions and
     (withdrawals):
     Payments received
       from
       policyowners.....      1,097,611       1,152,259        449,913         475,640          89,794          92,676
     Cost of insurance..       (794,413)       (861,067)      (321,289)       (291,388)        (54,639)        (48,144)
     Policyowners
       surrenders.......     (1,406,726)     (1,632,343)      (648,517)       (586,819)        (94,715)       (105,918)
     Contributions
       (withdrawals) due
       to policy loans..         31,323         189,079        125,682          73,661          (5,111)          9,652
     Policyowners' death
       benefits, net of
       reversals........       (291,881)        (52,322)      (101,773)        (37,315)         (3,367)             10
     Transfers between
       Investment
       Divisions........        (20,183)        (98,977)        (2,459)          3,373          23,590          95,084
                           ------------     -----------     ----------      ----------      ----------      ----------
       Net contributions
          and
          (withdraw-
          als)..........     (1,384,269)     (1,303,371)      (498,443)       (362,848)        (44,448)         43,360
                           ------------     -----------     ----------      ----------      ----------      ----------
     Increase (decrease)
       attributable to
       New York Life
       Insurance and
       Annuity
       Corporation
       charges retained
       by the Separate
       Account..........          5,835          (1,280)          (181)           (414)            (21)            (57)
                           ------------     -----------     ----------      ----------      ----------      ----------
          Increase
            (decrease)
            in net
            assets......    (13,037,086)        262,685       (178,438)        221,446         (12,014)        118,917
NET ASSETS:
     Beginning of year..     32,883,587      32,620,902      9,939,607       9,718,161       1,800,793       1,681,876
                           ------------     -----------     ----------      ----------      ----------      ----------
     End of year........   $ 19,846,501     $32,883,587     $9,761,169      $9,939,607      $1,788,779      $1,800,793
                           ============     ===========     ==========      ==========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation Variable Life Insurance Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

     The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account, which are in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Advisors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

     No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value

                                                     NYLIAC VLI SEPARATE ACCOUNT




--------------------------------------------------------------------------------


calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2008, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:



                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Number of shares.....................          1,647                  706                1,789
Identified cost......................        $33,725               $9,339               $1,789



Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2008 were as follows:


                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Purchases............................         $4,460                $570                 $117
Proceeds from sales..................          1,936                 691                  125



--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes

--------------------------------------------------------------------------------


and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

     NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

     NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------
NOTE 5--Financial Highlights (Net Assets in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2008, 2007, 2006, 2005 and 2004:


COMMON STOCK INVESTMENT DIVISION
                                                2008      2007      2006      2005      2004
                                              -----------------------------------------------


Net Assets.................................   $19,847   $32,884   $32,621   $29,523   $29,259
Investment Income Ratio....................      1.5%      1.2%      0.6%      1.0%      1.4%





BOND INVESTMENT DIVISION
                                                2008      2007      2006      2005      2004
                                              -----------------------------------------------


Net Assets.................................    $9,761   $ 9,940   $ 9,718   $ 9,773   $10,127
Investment Income Ratio....................      4.3%      3.7%      1.2%      3.2%      3.6%





MONEY MARKET INVESTMENT DIVISION
                                                2008      2007      2006      2005      2004
                                              -----------------------------------------------


Net Assets.................................    $1,789   $ 1,801   $ 1,682   $ 1,658   $ 1,631
Investment Income Ratio....................      2.1%      4.7%      4.5%      2.9%      0.8%


Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the VLI Separate Account Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation VLI Separate Account as of December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008 by correspondence with the funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 19, 2009

                       This page intentionally left blank

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY VP BOND PORTFOLIO
                 MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                 MAINSTAY VP COMMON STOCK PORTFOLIO

                 Message from the President
                 and
                 Annual Report
                 December 31, 2008

                 NOT A PART OF THE ANNUAL REPORT

MESSAGE FROM

THE PRESIDENT


In 2008, U.S. Treasury securities and other high-quality bonds generally advanced, whereas stocks and riskier fixed-income asset classes experienced substantial declines. Many investors wonder what caused the decline in the stock market and what they can do to protect their investments against future shocks. Of course, in down markets just as in up markets, past performance is no guarantee of future results.

The nation's economic leaders have told us that much of the blame can be attributed to lax lending practices. When interest rates rose, an increasing number of homeowners found themselves unable to meet rising mortgage costs. By the time problems began to surface, many subprime mortgages had been securitized and sold to financial institutions around the world. As default rates rose, several of these institutions were forced to sell assets to cover redemptions and meet capital requirements. Amid massive deleveraging, financial institutions looked for ways to shore up capital and maintain liquidity. Unfortunately, few were to be found.

In the spring of 2008, Bear Stearns was taken over by JPMorgan Chase. As the year progressed, several banks were seized by federal regulators, some were acquired by stronger banks, and at least two leading investment banks applied for commercial bank status. In early September, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac under conservatorship. In mid-September, Lehman Brothers filed for bankruptcy and insurer American International Group received a major capital infusion from the Federal Reserve Bank of New York.

As turmoil in the financial markets continued, consumer confidence in the economy weakened and the stock market faced its largest decline since the 1930s. In the fixed-income markets, investors shied away from riskier assets and sought U.S. Treasury securities. High-grade corporate bonds advanced, but riskier assets--including high-yield bonds, convertible bonds, and bank loans--were generally weak.

In a collective effort, the Federal Reserve, the U.S. Treasury, Congress and President Bush all worked together to help increase liquidity, restore investor confidence and stabilize the markets. The $700 billion Troubled Assets Relief Program (TARP) received the most publicity, but several other initiatives helped make it easier for banks to borrow needed funds and for corporations to continue issuing commercial paper. During 2008, the Federal Open Market Committee successively reduced the targeted federal funds rate from 4.25% to between 0% and 0.25%. Other central banks also lowered their benchmark rates, and governments in Europe, Asia and Australia announced similar measures to strengthen their financial institutions. By year-end, these steps appeared to be having the desired effect, and the stock market began to recover from its November lows.

Through it all, the portfolio managers of MainStay VP Series Fund, Inc., continued to focus on the interests of their shareholders. By applying prudent and time-tested investment techniques consistent with the objectives and investment strategies outlined in the Prospectus, our portfolio managers sought to weather market difficulties and prepare, as possible and appropriate, for what may lie ahead in 2009.

What is the wisest course when any market suffers an unusual setback? Some may be tempted to sell securities, but doing so at a market low may simply lock in a loss. At MainStay VP Series Fund, Inc., we believe that a more prudent approach is for investors to periodically assess the risks and return potential of their investments to determine whether the choices they've made accurately reflect their long-range goals. If those investments are no longer on-target, gradual movements may help minimize losses while investors adjust their asset allocations and portfolio diversification.

We encourage you to maintain a long-term perspective in the months and years ahead. And we thank you for investing with MainStay VP Series Fund, Inc.

Sincerely,

-s- Stephen P. Fisher



Stephen P. Fisher
President


                          Not part of the Annual Report



28    MainStay VP Series Fund, Inc.

                          MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO

                Supplement dated December 4, 2008 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the MainStay VP Cash Management Portfolio (the "Portfolio"), a series of the Fund. You may obtain copies of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

This Supplement supersedes certain information contained in the Supplement to the Prospectus dated November 12, 2008 regarding the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Portfolio Guarantee Program.

    At a meeting held on October 3, 2008, the Portfolio's Board of Directors approved the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Portfolio as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share. The Program, initially set to run through December 18, 2008, has been extended by the Treasury Department to run through April 30, 2009. The Treasury Department also indicated that it may, in the future, determine to extend the Program beyond April 30, 2009, but no later than through September 18, 2009.

    At a meeting held on December 3, 2008, the Board of Directors approved the Portfolio's continued participation in the extended Program through April 30, 2009.

    The Program applies only to shareholders of record of the Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program.

    Any increase in the number of shares a shareholder holds in the Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Portfolio or a broker-dealer, any future investment in the Portfolio will not be guaranteed.

    If, during the time the Program is in effect, a shareholder transfers his or her account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage he or she should contact the carrying firm before closing an account.

    Participation in the Program for the period of December 19, 2008 through April 30, 2009 requires a payment to the Treasury Department in the amount of 0.015% of the net asset value the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio and is in addition to amounts previously paid by the Portfolio for participation in the initial three months of the Program.

    As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.


                                                                              29




                          Not part of the Annual Report

                          MAINSTAY VP SERIES FUND, INC.

                Supplement dated December 15, 2008 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

MAINSTAY VP BOND PORTFOLIO                    MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO         MAINSTAY VP MODERATE GROWTH ALLOCATION
                                              PORTFOLIO
MAINSTAY VP CONSERVATIVE ALLOCATION
  PORTFOLIO                                   MAINSTAY VP TOTAL RETURN PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO


    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the above listed Portfolios, each a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

INDEX NAME CHANGE

Barclays Capital has changed the name of all the Lehman Brothers indices to Barclays Capital(1). Accordingly, with respect to the following Portfolios, all references to "Lehman Brothers" are hereby replaced with "Barclays Capital" when used with respect to such indices:

  - MainStay VP Bond Portfolio
  - MainStay VP Conservative Allocation Portfolio
  - MainStay VP Government Portfolio
  - MainStay VP Moderate Allocation Portfolio
  - MainStay VP Moderate Growth Allocation Portfolio
  - MainStay VP Total Return Portfolio

MAINSTAY VP CASH MANAGEMENT PORTFOLIO ONLY:

From time to time, New York Life Investment Management LLC, the Portfolio's Manager ("Manager") may limit expenses of the MainStay VP Cash Management Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio, or a class of the Portfolio, during periods when expenses have a significant impact on the yield of the Portfolio, or a class of the Portfolio, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in the Portfolio's prospectus. It may be revised or terminated by the Manager at any time without notice.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

1 Barclays Capital recently completed its acquisition of Lehman Brothers' North
  American Investment Banking and Capital Markets businesses, and as part of the transaction, Lehman Brothers indices have become part of Barclays Capital.



30    MainStay VP Series Fund, Inc.



                          Not part of the Annual Report

                          MAINSTAY VP SERIES FUND, INC.

                 Supplement dated January 2, 2009 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

MAINSTAY VP BALANCED PORTFOLIO                       MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO                   MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO                   MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO                  MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO


    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the above listed Portfolios, each a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

    As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the above listed Portfolios will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group ("EIG"), to a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI will not impact the portfolio management teams or investment strategies of the Portfolios. The Portfolios' Boards of Directors (the "Board") approved the appointment of MSI as subadvisor to the Portfolios at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Portfolios as a result of this initiative.

Effective January 2, 2009

    1. All references to NYLIM as the entity responsible for the day-to-day portfolio management of the above referenced Portfolios are hereby replaced with Madison Square Investors LLC. NYLIM will remain the Portfolios' investment manager and will oversee MSI. Under the supervision of NYLIM, MSI will be responsible for the portfolio management of the Portfolios, including making the specific decisions about buying, selling and holding securities.

    2. All references to NYLIM Equity Investors or Equity Investors Group are hereby replaced with Madison Square Investors LLC.

    3. The section of the Prospectus entitled "SUBADVISORS" is amended to add a paragraph describing MSI as follows:

    Madison Square Investors LLC, 1180 Avenue of the Americas, New York, NY 10036, serves as Subadvisor to the Common Stock, Conservative Allocation, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios, and the equity portion of the Balanced Portfolio. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.


                                                                              31




                          Not part of the Annual Report

                          MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                       MAINSTAY VP FLOATING RATE PORTFOLIO

                Supplement dated February 13, 2009 ("Supplement")
               to the Prospectus dated May 1, 2008 ("Prospectus")

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the MainStay VP Cash Management Portfolio (the "Portfolio"), a series of the Fund. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1. MAINSTAY VP CASH MANAGEMENT PORTFOLIO

At a meeting of the Board of Directors ("Board") held on February 10, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investment Management LLC ("New York Life Investments") and MacKay Shields LLC with respect to the Portfolio. New York Life Investments will assume responsibility for the day-to-day management of the Portfolio effective March 2, 2009.

EFFECTIVE MARCH 2, 2009

    (a) All references to MacKay Shields LLC as the entity responsible for the day-to-day portfolio management of the Portfolio are hereby replaced with New York Life Investments. New York Life Investments will be responsible for the portfolio management of the Portfolio, including making the specific decisions about buying, selling and holding securities.

    (b) The "PORTFOLIO MANAGERS" section beginning on page A-76 and the "PORTFOLIO MANAGER BIOGRAPHIES" section beginning on Page A-77 of the Prospectus are hereby revised as follows:

    CASH MANAGEMENT PORTFOLIO -- David Clement and Thomas J. Girard

    DAVID CLEMENT, CFA Mr. Clement has managed the Cash Management Portfolio since March 2009 and is a member of the fixed-income portfolio management team at New York Life Investments. As of March 2000, the fixed-income portfolio management team at New York Life became a part of New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.

    THOMAS J. GIRARD Mr. Girard has managed the Cash Management Portfolio since March 2009 and the Bond Portfolio since 2007. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.

2. MAINSTAY VP FLOATING RATE PORTFOLIO

    (a) The "DIVIDENDS AND DISTRIBUTIONS" section on page 82 of the Prospectus is hereby revised as follows:

    DIVIDENDS AND DISTRIBUTIONS

    The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) and the Floating Rate Portfolio will each declare a dividend of its net investment income daily and distribute such dividend monthly. Each Portfolio other than the Cash Management and Floating Rate Portfolios declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any after the utilization of any capital loss carry forwards after the end of each fiscal year. The portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avid the excise tax on income not distributed in accordance with the applicable timing requirements.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.



                          Not part of the Annual Report



32    MainStay VP Series Fund, Inc.

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY VP BOND PORTFOLIO
                 MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                 MAINSTAY VP COMMON STOCK PORTFOLIO

                 Annual Report
                 December 31, 2008

                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank




34    MainStay VP Series Fund, Inc.

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE 36 THROUGH PAGE 70. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUND INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000(R) represents approximately 92% of the U.S. market.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.



                                                     mainstayinvestments.com  35

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses             3.72%         4.20%         5.21%



(After Portfolio operating expenses)









SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses             3.47%         3.94%         4.94%



(After Portfolio operating expenses)










BENCHMARK PERFORMANCE                           ONE          FIVE           TEN
                                               YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond
Index(4)                                        5.24%        4.65%         5.63%
Merrill Lynch Corporate & Government
Master Index(4)                                 4.95         4.53          5.58
Average Lipper Variable Products
Corporate Debt Funds A Rated
Portfolio(5)                                   (5.23)        1.84          3.86



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.18% and 5.20% for Initial Class shares and 3.93% and 4.94% for Service Class shares for the five-year and ten-year periods, respectively.

3. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Corporate Debt Funds A Rated Portfolio is representative of portfolios that invest primarily in corporate debt issues rated "A" or better or government issues. Lipper Inc. is an independent monitor of fund performance.




36    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,032.70        $2.91          $1,022.30         $2.90
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,031.40        $4.19          $1,021.00         $4.17
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    37

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)



See Portfolio of Investments on page 41 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Federal Home Loan Mortgage Corporation (Mortgage Pass-Through
        Securities), 4.50%-7.00%, due 7/1/17-1/13/39
    2. United States Treasury Notes, 1.50%-4.875%, due 6/30/10-11/15/18
    3.  Government National Mortgage Association (Mortgage Pass-Through
        Securities), 4.50%-7.00%,
        due 7/15/31-1/21/39
    4.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 4.00%-7.50%, due 11/1/09-1/13/39
    5. Federal National Mortgage Association, 3.00%-5.50%, due 7/12/10-10/15/13
    6. United States Treasury Bonds, 4.375%-8.125%, due 8/15/19-2/15/38
    7. Federal Home Loan Mortgage Corporation, 3.75%-5.50%, due 10/18/10-7/18/16
    8.  Bear Stearns Commercial Mortgage Securities, 5.456%-5.793%, due
        9/11/38-9/11/42
    9. General Electric Capital Corp., 5.625%-6.00%, due 6/15/12-1/14/38
   10. JP Morgan Chase Commercial Mortgage Securities Corp., 5.747%-5.99%, due 2/12/49-2/15/51







38    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS GIRARD, DONALD F. SEREK AND THOMAS VOLPE, JR., OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Bond Portfolio returned 3.72% for Initial Class shares and 3.47% for Service Class shares. Both share classes outperformed the -5.23% return of the average Lipper(1) Variable Products Corporate Debt Funds A Rated Portfolio and underperformed the 5.24% return of the Barclays Capital U.S. Aggregate Bond Index(1) for the 12 months ended December 31, 2008. The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers(R) Aggregate Bond Index) is the Portfolio's broad-based securities market index.

WHAT FACTORS AFFECTED THE BOND MARKETS IN 2008?

During 2008, a credit crisis brought on in part by a severe housing market correction led to significant write-downs for financial institutions. Some of these entities failed, which led to arranged mergers, massive deleveraging and, in some cases, bankruptcy. Keeping the banking system from collapse required previously unimaginable forms of government intervention. Bailouts of specific institutions, funding support for different types of assets, and massive injections of liquidity helped maintain order in the financial markets.

Aggressive easing by the Federal Open Market Committee (FOMC) was unable to prevent the U.S. economy from contracting significantly during the last half of the year. As the credit crisis expanded, the global economy continued to slow, exerting more pressure on consumers, businesses and financial markets.

In the fixed-income markets, U.S. Treasurys were the best-performing asset class. Rates on Treasury securities declined dramatically throughout the year, while spreads(2) on all types of non-Treasury securities widened--in many cases, to all-time highs. Generally speaking, the riskier the asset, the worse it tended to perform. Real-estate-linked assets, structured products, and debt that lacked the perceived support of the U.S. government suffered the most as liquidity dried up.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Portfolio's underperformance relative to the Barclays Capital U.S. Aggregate Bond Index resulted mostly from certain nonagency and mortgage-related asset-backed securities that came under extreme pressure during the housing-market adjustment. These holdings represented overweight positions relative to the benchmark, and when liquidity dried up, the Portfolio was forced to hold these securities.

Relative to its Lipper peers, the Portfolio performed well because of our decision early in the year to begin to reduce non-Treasury exposure and increase Treasury and other government-related exposure. Even when the markets looked like they were stabilizing, the Portfolio remained conservatively positioned. Relative to its peer group, this positioning proved beneficial when instability returned to the markets.

HOW DID YOU POSITION THE PORTFOLIO FROM A DURATION PERSPECTIVE IN 2008?

Our duration strategy was to position the Portfolio for declining interest rates, and this strategy helped

----------
Investments in bonds are subject to interest rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    39
performance. At times during April and May, the long-duration strategy hurt performance as interest rates moved higher. But over the course of 2008, the Portfolio's performance benefited from the lower interest-rate environment.

WHAT MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO IN 2008?

Aggressive easing by the Federal Open Market Committee prompted us to position the Portfolio with a slightly long duration and a bias toward a steepening yield curve.(3) As the FOMC lowered the targeted federal funds rate toward zero, the Portfolio was repositioned from a steepening bias to a yield-curve flattening bias, which benefited the Portfolio.

As it became more and more apparent that flight-to-quality psychology, or general risk avoidance, was dominating the market, we positioned the Portfolio to be underweight relative to the benchmark in non-Treasury sectors. An underweight position in corporate securities proved beneficial, as did reductions in the Portfolio's exposure to commercial mortgage-backed securities and asset-backed securities. With the benefit of hindsight, however, it would have been more advantageous to sell all non-Treasury holdings and have the entire Portfolio invested in U.S. Treasury securities.

WHICH DECISIONS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2008 AND WHICH DECISIONS DETRACTED?

A cautious approach to the corporate sector--which resulted in a neutral or underweight positioning relative to the Barclays Capital U.S. Aggregate Bond Index for much of the second half of the year--contributed positively to the Portfolio's performance. Security selection in the corporate sector during the first half of the year also helped performance, since the Portfolio was generally underweight in bank and finance paper and also owned higher-quality securities than the benchmark. As stated earlier, duration and yield-curve positioning were positive contributors to performance, as the Portfolio benefited from declining interest rates and the changing shape of the yield curve.

The most significant detractors from performance were the holdings in nonagency mortgage-backed securities and mortgage-related asset-backed securities. Spreads on these securities widened dramatically and hurt Portfolio performance significantly. Another area that hurt the Portfolio's performance, particularly in the month of November, was exposure to REITs, which suffered as spreads widened. Some of this negative performance was recouped in December, as spreads on these securities rebounded by tightening somewhat.

WHAT WERE THE PORTFOLIO'S MOST SIGNIFICANT PURCHASES AND SALES IN 2008?

Broadly speaking, the most significant purchases throughout the year were additions to the Portfolio's U.S. Treasury exposure, either through outright buying of cash securities or by adding exposure through futures positions.

The most significant sales were reductions in non-Treasury holdings, such as commercial mortgage-backed securities and bank-related paper, as it became obvious that a banking crisis was unfolding.



----------
3. The yield curve is a line that plots the yields of securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Bond Portfolio on this page and the preceding pages has not been audited.


40    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 99.0%+
ASSET-BACKED SECURITIES  4.4%
----------------------------------------------------------------

AUTOMOBILE 0.3%
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/15/13 (a)(b)          $   914,891   $     860,274
Harley-Davidson Motorcycle
  Trust Series 2007-3, Class
  B
  6.04%, due 8/15/14                   1,000,000         769,564
                                                   -------------
                                                       1,629,838
                                                   -------------

CREDIT CARDS 0.4%
Nordstrom Private Label
  Credit Card
  Series 2007-1, Class A
  4.92%, due 5/15/13 (a)               3,000,000       2,862,831
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Marriott Vacation Club Owner
  Trust Series 2007-2A, Class
  A
  5.808%, due 10/20/29 (a)             3,282,470       2,609,148
                                                   -------------


HOME EQUITY 3.3%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                    507,891         441,365
CIT Group Home Equity Loan
  Trust Series 2003-1, Class
  A4
  3.93%, due 3/20/32                     924,835         657,263
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,000,000         832,989
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)                888,222         663,937
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                  1,000,000         442,367
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)              1,950,012         817,776
  Series 2006-S5, Class A3
  5.762%, due 7/25/36                  1,993,058         513,514
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                    943,097         353,105
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                  1,000,000         540,608
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)                500,000         311,247
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)             1,500,000       1,114,455
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                 1,000,000         683,500
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                  1,000,000         614,940
  Series 2007-CH1, Class AF1B
  5.935%, due 11/25/36                   990,387         956,960
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                   1,000,000         512,063
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class A3A
  5.651%, due 10/25/46                 2,000,000       1,323,182
Popular ABS Mortgage Pass-
  Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35 (b)(c)          3,175,000       2,781,805
Renaissance Home Equity Loan
  Trust
  Series 2006-1, Class AF4
  6.011%, due 5/25/36 (b)              5,000,000       3,619,487
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                 869,500         626,612
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)               3,750,000       2,190,493
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33 (b)              1,357,771         663,465
                                                   -------------
                                                      20,661,133
                                                   -------------
Total Asset-Backed Securities
  (Cost $40,206,902)                                  27,762,950
                                                   -------------



CORPORATE BONDS 18.8%
----------------------------------------------------------------

AEROSPACE & DEFENSE 0.9%
Northrop Grumman Corp.
  7.75%, due 3/1/16                    2,375,000       2,628,709


 +  Percentages indicated are based on Portfolio net assets.

 V Among the Portfolio's 10 largest issuers held, as of December 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
Raytheon Co.
  5.375%, due 4/1/13                 $ 1,000,000   $   1,004,607
  6.40%, due 12/15/18                  1,175,000       1,271,952
United Technologies Corp.
  6.125%, due 7/15/38                  1,000,000       1,086,782
                                                   -------------
                                                       5,992,050
                                                   -------------

AGRICULTURE 0.2%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                   1,000,000         984,318
                                                   -------------


AUTO MANUFACTURERS 0.3%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                  1,000,000         780,013
  8.00%, due 6/15/10                   1,000,000         940,881
                                                   -------------
                                                       1,720,894
                                                   -------------

BANKS 1.9%
Bank of America Corp.
  5.65%, due 5/1/18                    3,000,000       3,017,802
HSBC Bank USA N.A.
  7.00%, due 1/15/39                   1,000,000       1,105,384
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17                   1,550,000       1,563,452
KeyBank N.A.
  5.80%, due 7/1/14                      290,000         255,241
Mellon Financial Corp.
  6.40%, due 5/14/11                   1,125,000       1,164,477
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                    750,000         787,201
PNC Bank N.A.
  6.875%, due 4/1/18                   1,000,000       1,063,968
SunTrust Bank
  5.20%, due 1/17/17                     875,000         804,680
Wachovia Bank N.A.
  6.60%, due 1/15/38                     850,000         922,172
Wells Fargo & Co.
  5.625%, due 12/11/17                 1,250,000       1,304,096
                                                   -------------
                                                      11,988,473
                                                   -------------

BEVERAGES 0.1%
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13                     500,000         483,011
                                                   -------------


COMMERCIAL SERVICES 0.1%
McKesson Corp.
  5.25%, due 3/1/13                      375,000         347,971
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 3.3%
American General Finance
  Corp.
  5.20%, due 12/15/11                  1,100,000         467,324
  5.375%, due 9/1/09                   1,000,000         715,166
  6.90%, due 12/15/17                    150,000          64,916
Citigroup, Inc.
  6.125%, due 5/15/18                  3,000,000       3,033,366
 v  General Electric Capital
  Corp.
  5.625%, due 5/1/18                   3,000,000       3,021,747
  5.875%, due 1/14/38                  1,000,000         978,860
  6.00%, due 6/15/12                   1,500,000       1,539,072
Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12                    1,000,000         953,537
  6.15%, due 4/1/18                    2,000,000       1,921,922
JPMorgan Chase & Co.
  4.60%, due 1/17/11                   2,000,000       1,964,628
Merrill Lynch & Co., Inc.
  6.875%, due 4/25/18                  1,750,000       1,830,545
Morgan Stanley
  6.75%, due 4/15/11                   2,000,000       1,967,852
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)              2,700,000       2,523,204
                                                   -------------
                                                      20,982,139
                                                   -------------

ELECTRIC 3.7%
Alabama Power Co.
  5.80%, due 11/15/13                  1,500,000       1,561,117
Arizona Public Service Co.
  5.50%, due 9/1/35                    1,275,000         729,711
Carolina Power & Light Co.
  6.125%, due 9/15/33                    500,000         535,748
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                   3,500,000       3,409,150
Dominion Resources, Inc.
  7.00%, due 6/15/38                   1,000,000         977,172
Duke Energy Carolinas LLC
  7.00%, due 11/15/18                  2,000,000       2,308,180
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                      500,000         452,054
FPL Group Capital, Inc.
  7.875%, due 12/15/15                 1,750,000       1,895,096
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                     500,000         509,105
Nevada Power Co.
  6.50%, due 4/15/12                   3,500,000       3,346,238
Pepco Holdings, Inc.
  6.45%, due 8/15/12                   2,125,000       1,982,642
South Carolina Electric & Gas
  Co.
  6.50%, due 11/1/18                     600,000         671,584



42    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Union Electric Co.
  5.30%, due 8/1/37                  $   800,000   $     543,124
  6.70%, due 2/1/19                    1,500,000       1,366,772
Virginia Electric and Power
  Co.
  8.875%, due 11/15/38                 2,560,000       3,239,841
                                                   -------------
                                                      23,527,534
                                                   -------------

FOOD 0.9%
Kellogg Co.
  Series B
  6.60%, due 4/1/11                    2,605,000       2,726,390
Kroger Co. (The)
  7.70%, due 6/1/29                    1,000,000       1,096,087
Safeway, Inc.
  6.25%, due 3/15/14                   1,750,000       1,759,074
                                                   -------------
                                                       5,581,551
                                                   -------------

GAS 0.1%
Atmos Energy Corp.
  4.00%, due 10/15/09                  1,000,000         979,385
                                                   -------------


HOME BUILDERS 0.1%
Pulte Homes, Inc.
  7.875%, due 8/1/11                   1,100,000         951,500
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.2%
Kimberly-Clark Corp.
  6.625%, due 8/1/37                   1,000,000       1,121,990
                                                   -------------


INSURANCE 0.5%
CIGNA Corp.
  7.00%, due 1/15/11                     500,000         493,123
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                   2,000,000       1,887,622
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                  1,000,000       1,015,806
                                                   -------------
                                                       3,396,551
                                                   -------------

MACHINERY--DIVERSIFIED 0.2%
Deere & Co.
  6.95%, due 4/25/14                   1,000,000       1,060,217
                                                   -------------


MEDIA 1.0%
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                  2,100,000       2,172,500
Time Warner Cable, Inc.
  5.85%, due 5/1/17                    2,340,000       2,137,714
  8.75%, due 2/14/19                   1,000,000       1,087,335
Time Warner, Inc.
  6.50%, due 11/15/36                  1,000,000         906,587
                                                   -------------
                                                       6,304,136
                                                   -------------

MINING 0.2%
Vulcan Materials Co.
  6.00%, due 4/1/09                    1,500,000       1,475,412
                                                   -------------


MISCELLANEOUS--MANUFACTURING 0.3%
Parker Hannifin Corp.
  7.30%, due 5/15/11                   2,000,000       2,001,488
                                                   -------------


OIL & GAS 0.6%
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                 600,000         603,087
Occidental Petroleum Corp.
  7.00%, due 11/1/13                   1,300,000       1,418,878
Pemex Project Funding Master
  Trust 5.75%, due 3/1/18 (a)          2,000,000       1,765,000
                                                   -------------
                                                       3,786,965
                                                   -------------

PIPELINES 0.5%
Enbridge Energy Partners,
  L.P.
  9.875%, due 3/1/19                   2,250,000       2,264,436
Kinder Morgan Energy
  Partners, L.P.
  6.95%, due 1/15/38                   1,000,000         808,747
                                                   -------------
                                                       3,073,183
                                                   -------------

REAL ESTATE 0.4%
AMB Property, L.P.
  5.45%, due 12/1/10                   2,175,000       1,819,398
Regency Centers, L.P.
  7.95%, due 1/15/11                     750,000         671,132
                                                   -------------
                                                       2,490,530
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                  1,000,000         817,699
Liberty Property, L.P.
  8.50%, due 8/1/10                      500,000         443,931
ProLogis
  5.625%, due 11/15/16                   500,000         239,821
Weingarten Realty Investors
  7.00%, due 7/15/11                   2,000,000       1,853,020
                                                   -------------
                                                       3,354,471
                                                   -------------

RETAIL 0.3%
Home Depot, Inc.
  5.875%, due 12/16/36                   350,000         274,436
Macy's Retail Holdings, Inc.
  6.30%, due 4/1/09                    1,000,000         975,235


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Yum! Brands, Inc.
  6.875%, due 11/15/37               $   500,000   $     396,229
                                                   -------------
                                                       1,645,900
                                                   -------------

TELECOMMUNICATIONS 1.3%
Cellco Partnership
  8.50%, due 11/15/18 (a)              3,000,000       3,515,031
Embarq Corp.
  7.995%, due 6/1/36                     250,000         168,750
SBC Communications, Inc.
  5.10%, due 9/15/14                   1,500,000       1,474,481
  5.875%, due 2/1/12                   2,500,000       2,547,410
Verizon Communications, Inc.
  6.40%, due 2/15/38                     600,000         638,221
                                                   -------------
                                                       8,343,893
                                                   -------------

TRANSPORTATION 0.9%
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                    1,175,000       1,082,203
Norfolk Southern Corp.
  5.75%, due 4/1/18                    2,100,000       2,043,401
Union Pacific Corp.
  5.75%, due 11/15/17                  2,585,000       2,451,120
                                                   -------------
                                                       5,576,724
                                                   -------------

TRUCKING & LEASING 0.3%
TTX Co.
  5.00%, due 4/1/12 (a)                2,050,000       2,071,189
                                                   -------------
Total Corporate Bonds
  (Cost $120,450,490)                                119,241,475
                                                   -------------


MEDIUM TERM NOTES 0.5%
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.5%

American Express Credit Corp.
  7.30%, due 8/20/13                   1,500,000       1,535,388
Caterpillar Financial
  Services Corp.
  6.20%, due 9/30/13                   1,250,000       1,288,646
Morgan Stanley
  6.625%, due 4/1/18                     600,000         526,374
                                                   -------------
Total Medium Term Notes
  (Cost $3,363,072)                                    3,350,408
                                                   -------------

MORTGAGE-BACKED SECURITIES 3.8%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS)  3.8%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-4, Class A3A
  5.60%, due 7/10/46 (c)               1,000,000         711,577
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                 1,000,000         690,447
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.099%, due 8/25/35 (a)(c)             500,000         391,555
 v  Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW11, Class A3
  5.456%, due 3/11/39 (c)              1,000,000         708,729
  Series 2006-PW11, Class AM
  5.456%, due 3/11/39 (c)                500,000         255,881
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                  1,000,000         736,670
  Series 2006-PW12, Class AAB
  5.693%, due 9/11/38 (c)              1,000,000         815,841
  Series 2007-T28, Class A3
  5.793%, due 9/11/42                  5,000,000       3,371,201
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.552%, due 2/15/39 (c)              5,000,000       2,582,751
 v  JP Morgan Chase
  Commercial Mortgage
  Securities Corp.
  Series 2007-CIBC19, Class
  A3
  5.747%, due 2/12/49 (c)              6,000,000       3,552,852
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                  1,000,000         643,773
  Series 2007-LD12, Class A3
  5.99%, due 2/15/51 (c)               1,000,000         713,491
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                  1,000,000         727,454
  Series 2006-C4, Class AAB
  5.858%, due 6/15/32 (c)              1,225,000         955,751
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                  1,000,000         652,203
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (c)              2,500,000       2,051,922



44    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  5.92%, due 5/12/16 (c)             $ 1,000,000   $     681,752
Morgan Stanley Capital I
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49 (c)              1,000,000         711,389
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)              1,000,000         504,219
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.727%, due 9/25/36 (c)              1,000,000         387,413
TBW Mortgage-Backed Pass-
  Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                   2,000,000       1,606,490
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                 2,000,000         946,826
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $37,884,914)                                  24,400,187
                                                   -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 68.4%
----------------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 3.8%
  3.75%, due 6/28/13                  10,400,000      11,074,970
  4.125%, due 10/18/10                 2,700,000       2,841,580
  4.75%, due 1/19/16                   2,000,000       2,242,396
  5.125%, due 4/18/11                  3,000,000       3,240,225
  5.50%, due 7/18/16                   4,000,000       4,667,948
                                                   -------------
                                                      24,067,119
                                                   -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 24.2%
  4.50%, due 4/1/22                    2,450,524       2,512,115
  4.50%, due 5/1/22                       72,055          73,787
  4.50%, due 4/1/23                    3,319,830       3,399,122
  4.50%, due 9/1/35                    1,856,594       1,884,707
  4.50%, due 11/1/37                     931,536         945,443
  4.50%, due 1/13/39 TBA (d)           2,000,000       2,026,250
  5.00%, due 10/1/20                   1,274,823       1,312,043
  5.00%, due 12/1/20                   3,887,354       4,000,851
  5.00%, due 1/1/21                      608,949         626,252
  5.00%, due 5/1/21                    1,162,918       1,196,871
  5.00%, due 4/1/23                      558,825         574,499
  5.00%, due 8/1/35                      932,808         954,565
  5.00%, due 8/1/37                    4,621,332       4,728,138
  5.00%, due 6/1/38                    1,981,031       2,026,617
  5.00%, due 1/13/39 TBA (d)          15,000,000      15,328,125
  5.50%, due 12/1/18                   1,017,665       1,053,274
  5.50%, due 9/1/21                    2,079,502       2,144,793
  5.50%, due 9/1/22                    2,319,466       2,392,160
  5.50%, due 6/1/37                   15,986,482      16,380,929
  5.50%, due 7/1/37                    8,384,047       8,590,914
  5.50%, due 8/1/37                    2,050,304       2,100,892
  5.50%, due 9/1/37                   13,839,797      14,181,278
  5.50%, due 10/1/37                   3,801,856       3,895,663
  5.50%, due 11/1/37                     907,066         929,447
  5.50%, due 12/1/37                   4,057,476       4,157,590
  5.50%, due 1/1/38                    4,030,250       4,129,692
  5.50%, due 8/1/38                    7,908,160       8,102,494
  5.50%, due 1/13/39 TBA (d)          10,000,000      10,234,381
  6.00%, due 7/1/21                    2,630,937       2,728,340
  6.00%, due 8/1/36                    7,086,402       7,308,154
  6.00%, due 2/1/37                      872,514         899,817
  6.00%, due 6/1/37                    6,044,842       6,233,661
  6.00%, due 8/1/37                    4,982,325       5,137,955
  6.00%, due 9/1/37                    5,450,109       5,620,351
  6.00%, due 11/1/37                   2,487,708       2,565,415
  6.50%, due 7/1/17                      193,193         200,724
  6.50%, due 11/1/35                     276,833         288,166
  6.50%, due 8/1/37                      953,226         991,152
  7.00%, due 1/1/33                    1,027,009       1,079,292
  7.00%, due 9/1/33                      372,903         389,103
                                                   -------------
                                                     153,325,022
                                                   -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION 6.9%
  3.00%, due 7/12/10                  15,000,000      15,460,140
  4.375%, due 9/13/10                 10,000,000      10,556,330
  4.625%, due 10/15/13                 6,000,000       6,604,470
  4.75%, due 11/19/12                  5,000,000       5,502,125
  4.875%, due 5/18/12                  2,000,000       2,177,940
  5.50%, due 3/15/11                   3,000,000       3,280,095
                                                   -------------
                                                      43,581,100
                                                   -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 7.8%
  4.00%, due 10/1/20                         839             851
  4.00%, due 3/1/22                      435,285         440,556
  5.00%, due 1/1/21                      220,262         226,693
  5.00%, due 8/1/22                    1,641,716       1,687,760
  5.00%, due 3/1/23                    2,794,417       2,872,790
  5.00%, due 3/1/34                    2,192,381       2,242,831
  5.00%, due 4/1/34                    6,396,453       6,543,645
  5.00%, due 5/1/37                       19,977          20,420
  5.00%, due 2/1/38                      498,348         509,349


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 3/1/38                  $   994,868   $   1,016,829
  5.00%, due 4/1/38                    9,078,296       9,278,688
  5.00%, due 5/1/38                    1,390,187       1,420,874
  5.00%, due 7/1/38                      995,390       1,017,362
  5.50%, due 5/1/16                       78,568          81,145
  5.50%, due 1/1/21                       21,772          22,479
  5.50%, due 12/1/21                     117,233         120,950
  5.50%, due 1/1/22                      725,217         748,213
  5.50%, due 2/1/22                       55,536          57,294
  5.50%, due 7/1/35                      574,189         589,286
  5.50%, due 7/1/37                    4,309,757       4,422,830
  5.50%, due 8/1/38                    5,875,022       6,028,573
  6.00%, due 2/1/14                      235,638         243,489
  6.00%, due 6/1/21                      375,165         389,757
  6.00%, due 7/1/21                      614,507         638,409
  6.00%, due 1/1/36                       19,136          19,723
  6.00%, due 3/1/36                      965,165         994,765
  6.50%, due 11/1/09                       9,962          10,000
  6.50%, due 10/1/36                   1,779,109       1,849,995
  6.50%, due 8/1/37                      386,220         401,587
  6.50%, due 10/1/37                   1,442,499       1,499,893
  6.50%, due 1/13/39 TBA (d)           3,000,000       3,115,314
  7.00%, due 9/1/37                      481,649         504,860
  7.00%, due 10/1/37                      31,085          32,583
  7.00%, due 11/1/37                      27,974          29,322
  7.50%, due 7/1/28                      113,567         120,464
                                                   -------------
                                                      49,199,579
                                                   -------------

v  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 8.6%
  4.50%, due 9/15/35                     450,029         459,757
  5.00%, due 5/15/38                     466,724         479,679
  5.00%, due 1/21/39 TBA (d)           2,000,000       2,050,000
  5.50%, due 7/15/35                   1,282,598       1,324,377
  5.50%, due 8/15/35                     564,376         582,760
  5.50%, due 5/15/36                     742,688         766,764
  5.50%, due 7/15/36                   2,776,068       2,866,061
  5.50%, due 5/15/37                      38,734          39,983
  5.50%, due 11/15/37                    993,633       1,025,688
  5.50%, due 8/15/38                     998,932       1,031,158
  5.50%, due 11/15/38                    998,907       1,031,133
  6.00%, due 1/15/36                   1,651,460       1,707,419
  6.00%, due 11/15/37                    921,224         952,162
  6.00%, due 12/15/37                  6,561,923       6,785,698
  6.00%, due 9/15/38                  13,802,184      14,265,724
  6.00%, due 10/15/38                 14,948,038      15,450,061
  6.50%, due 1/15/36                     713,389         743,155
  6.50%, due 3/15/36                     372,078         387,603
  6.50%, due 6/15/36                   1,132,698       1,179,960
  6.50%, due 9/15/36                     256,252         266,945
  6.50%, due 7/15/37                   1,260,561       1,313,138
  7.00%, due 7/15/31                     104,154         110,137
                                                   -------------
                                                      54,819,362
                                                   -------------

v  UNITED STATES TREASURY BONDS 5.1%
  4.375%, due 2/15/38                  9,000,000      12,054,375
  5.00%, due 5/15/37                   3,035,000       4,397,429
  6.25%, due 8/15/23                   9,300,000      12,684,326
  8.125%, due 8/15/19                  2,256,000       3,334,298
                                                   -------------
                                                      32,470,428
                                                   -------------

v  UNITED STATES TREASURY NOTES 12.0%
  1.50%, due 12/31/13                 10,875,000      10,850,357
  1.75%, due 11/15/11                  2,750,000       2,812,728
  2.00%, due 9/30/10                     265,000         271,666
  2.00%, due 11/30/13                  5,905,000       6,058,164
  2.75%, due 7/31/10                   1,500,000       1,553,907
  2.75%, due 10/31/13                 14,225,000      15,122,953
  2.875%, due 6/30/10                  1,000,000       1,035,586
  3.125%, due 8/31/13                  3,160,000       3,407,121
  3.125%, due 9/30/13                  3,200,000       3,452,749
  3.375%, due 7/31/13                  2,400,000       2,621,438
  3.75%, due 11/15/18                 13,790,000      15,610,694
  4.25%, due 8/15/15                   6,550,000       7,606,188
  4.875%, due 5/31/11                  5,000,000       5,496,485
                                                   -------------
                                                      75,900,036
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $414,435,436)                                433,362,646
                                                   -------------

YANKEE BONDS 3.1% (E)
----------------------------------------------------------------


BANKS 0.1%
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)                800,000         764,736
                                                   -------------


BEVERAGES 0.5%
Diageo Capital PLC
  5.75%, due 10/23/17                  1,750,000       1,693,302
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                   1,500,000       1,478,074
                                                   -------------
                                                       3,171,376
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.4%
Rio Tinto Finance USA, Ltd.
  5.875%, due 7/15/13                  2,725,000       2,170,498
                                                   -------------





46    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
ELECTRIC 0.1%
E.ON International Finance
  B.V.
  6.65%, due 4/30/38 (a)             $   850,000   $     789,517
                                                   -------------


PIPELINES 0.2%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                     500,000         458,988
  7.25%, due 8/15/38                   1,000,000         995,422
                                                   -------------
                                                       1,454,410
                                                   -------------

REAL ESTATE 0.3%
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA Finance LLC
  4.375%, due 11/15/10 (a)             2,000,000       1,618,824
                                                   -------------


TELECOMMUNICATIONS 1.5%
Deutsche Telekom
  International Finance B.V.
  6.75%, due 8/20/18                   1,920,000       1,946,899
France Telecom S.A.
  8.50%, due 3/1/31                    1,000,000       1,255,492
Rogers Communications, Inc.
  7.50%, due 8/15/38                   1,300,000       1,408,701
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                     375,000         345,000
  5.25%, due 10/1/15                     250,000         190,312
  7.721%, due 6/4/38                   1,500,000       1,231,875
Telefonica Emisones S.A.U.
  7.045%, due 6/20/36                  1,000,000       1,091,531
Telefonica Europe B.V.
  7.75%, due 9/15/10                     500,000         507,681
Vodafone Group PLC
  5.625%, due 2/27/17                  1,750,000       1,648,936
                                                   -------------
                                                       9,626,427
                                                   -------------
Total Yankee Bonds
  (Cost $20,043,635)                                  19,595,788
                                                   -------------
Total Long-Term Bonds
  (Cost $636,384,449)                                627,713,454
                                                   -------------


SHORT-TERM INVESTMENTS 5.3%
----------------------------------------------------------------

COMMERCIAL PAPER 5.1%
Merck & Co., Inc.
  1.00%, due 2/12/09                   5,000,000       4,999,709
Mid American Energy Co.
  1.00%, due 1/5/09                    3,000,000       2,999,883
Paccar Financial Corp.
  1.00%, due 1/6/09                    9,650,000       9,649,799
Pitney Bowes, Inc.
  1.00%, due 1/5/09 (a)                2,000,000       1,999,989
Praxair, Inc.
  1.00%, due 2/10/09                   2,940,000       2,939,673
Stanley Works (The)
  1.00%, due 1/2/09 (a)                9,890,000       9,889,986
                                                   -------------
Total Commercial Paper
  (Cost $32,479,039)                                  32,479,039
                                                   -------------


REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $1,429,250 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $1,460,000 and a
  Market Value of
  $1,460,000).                         1,429,250       1,429,250
                                                   -------------
Total Repurchase Agreement
  (Cost $1,429,250)                                    1,429,250
                                                   -------------
Total Short-Term Investments
  (Cost $33,908,289)                                  33,908,289
                                                   -------------
Total Investments
  (Cost $670,292,738) (f)                  104.3%    661,621,743
Liabilities in Excess of
  Cash and Other Assets                     (4.3)    (27,576,783)
                                           -----    ------------
Net Assets                                 100.0%  $ 634,044,960
                                           =====    ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at December 31, 2008 is $13,664,764, which represents
     2.2% of the Portfolio's net assets.
(c) Floating rate. Rate shown is the rate in effect at December 31, 2008.
(d)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2008 is $32,754,070, which represents 5.2% of the Portfolio's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              47

(f)  At December 31, 2008, cost is
     $670,345,262 for federal income tax
     purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 24,240,790
Gross unrealized depreciation       (32,964,309)
                                   ------------
Net unrealized depreciation        $ (8,723,519)
                                   ============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                   INVESTMENTS IN
VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   661,621,743
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $661,621,743
                                     ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



48    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $670,292,738)     $661,621,743
Receivables:
  Interest                              5,160,045
  Fund shares sold                        551,108
  Investment securities sold               11,489
Other assets                                1,648
                                     ------------
     Total assets                     667,346,033
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      32,669,287
  Manager (See Note 3)                    279,957
  Shareholder communication               120,787
  Fund shares redeemed                    111,742
  Professional fees                        49,288
  NYLIFE Distributors (See Note 3)         40,669
  Custodian                                22,279
  Directors                                 2,441
Accrued expenses                            4,623
                                     ------------
     Total liabilities                 33,301,073
                                     ------------
Net assets                           $634,044,960
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    459,377
Additional paid-in capital            608,894,330
                                     ------------
                                      609,353,707
Accumulated undistributed net
  investment income                    30,856,273
Accumulated undistributed net
  realized gain on investments and
  futures transactions                  2,505,975
Net unrealized depreciation on
  investments                          (8,670,995)
                                     ------------
Net assets                           $634,044,960
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $451,803,808
                                     ============
Shares of capital stock outstanding    32,683,877
                                     ============
Net asset value per share
  outstanding                        $      13.82
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $182,241,152
                                     ============
Shares of capital stock outstanding    13,253,815
                                     ============
Net asset value per share
  outstanding                        $      13.75
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $ 33,629,155
  Income from securities
     loaned--net                           902,358
                                      ------------
     Total income                       34,531,513
                                      ------------
EXPENSES:
  Manager (See Note 3)                   2,772,550
  Administration (See Note 3)              456,117
  Distribution and service--Service
     Class (See Note 3)                    431,296
  Shareholder communication                163,532
  Professional fees                        139,394
  Custodian                                 67,153
  Directors                                 26,086
  Miscellaneous                             37,582
                                      ------------
     Total expenses                      4,093,710
                                      ------------
Net investment income                   30,437,803
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                   (140,295)
  Futures transactions                   3,169,405
                                      ------------
Net realized gain on investments
  and futures transactions               3,029,110
                                      ------------
Net change in unrealized
  appreciation on investments          (12,025,476)
                                      ------------
Net realized and unrealized loss on
  investments                           (8,996,366)
                                      ------------
Net increase in net assets
  resulting from operations           $ 21,441,437
                                      ============







50    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007



                                        2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  30,437,803   $ 27,515,280
 Net realized gain on
  investments and futures
  transactions                     3,029,110      4,882,231
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (12,025,476)     4,596,465
                               ----------------------------
 Net increase in net assets
  resulting from operations       21,441,437     36,993,976
                               ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                (19,969,165)   (17,763,775)
    Service Class                 (7,722,294)    (4,621,525)
                               ----------------------------
                                 (27,691,459)   (22,385,300)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                   (138,814)            --
    Service Class                    (55,726)            --
                               ----------------------------
                                    (194,540)            --
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (27,885,999)   (22,385,300)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         175,611,949    169,329,827
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               27,885,999     22,385,300
 Cost of shares redeemed        (211,495,185)   (71,328,989)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 (7,997,237)   120,386,138
                               ----------------------------
    Net increase (decrease)
     in net assets               (14,441,799)   134,994,814

NET ASSETS:
Beginning of year                648,486,759    513,491,945
                               ----------------------------
End of year                    $ 634,044,960   $648,486,759
                               ============================
Accumulated undistributed net
 investment income at end of
 year                          $  30,856,273   $ 27,691,417
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                            --------    --------    --------    --------    --------
Net investment income           0.64 (a)    0.53        0.58        0.53 (a)    0.47
Net realized and
  unrealized gain (loss)
  on investments               (0.16)       0.35        0.02       (0.24)       0.08
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.48        0.88        0.60        0.29        0.55
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.62)      (0.52)      (0.16)      (0.44)      (0.50)
  From net realized gain
     on investments            (0.00)++       --          --          --       (0.15)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.62)      (0.52)      (0.16)      (0.44)      (0.65)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  13.82    $  13.96    $  13.60    $  13.16    $  13.31
                            ========    ========    ========    ========    ========
Total investment return         3.72%       6.52%       4.55%       2.18%(b)    4.09%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.58%       4.89%       4.66%       3.96%       3.36%
  Net expenses                  0.54%       0.50%       0.52%       0.36%       0.54%
  Expenses (before
     reimbursement)             0.54%       0.50%       0.52%       0.51%       0.54%
Portfolio turnover rate          304%(c)     265%(c)     166%(c)     277%(c)     335%
Net assets at end of year
  (in 000's)                $451,804    $508,892    $410,139    $377,607    $421,046




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the year.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 297%,
     256%, 147% and 161% for the years ended December 31, 2008, 2007, 2006 and
     2005, respectively.





52    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                           SERVICE CLASS
      ------------------------------------------------------
                      YEAR ENDED DECEMBER 31,

      ------------------------------------------------------
        2008        2007        2006        2005       2004

      $  13.90    $  13.55    $  13.12    $ 13.29    $ 13.40
      --------    --------    --------    -------    -------
          0.60 (a)    0.49        0.57       0.50 (a)   0.46
         (0.15)       0.35        0.00++    (0.25)      0.05
      --------    --------    --------    -------    -------
          0.45        0.84        0.57       0.25       0.51
      --------    --------    --------    -------    -------

         (0.60)      (0.49)      (0.14)     (0.42)     (0.47)
         (0.00)++       --          --         --      (0.15)
      --------    --------    --------    -------    -------
         (0.60)      (0.49)      (0.14)     (0.42)     (0.62)
      --------    --------    --------    -------    -------
      $  13.75    $  13.90    $  13.55    $ 13.12    $ 13.29
      ========    ========    ========    =======    =======
          3.47%       6.25%       4.29%      1.89%(b)   3.83%

          4.34%       4.64%       4.41%      3.71%      3.11%
          0.79%       0.75%       0.77%      0.61%      0.79%
          0.79%       0.75%       0.77%      0.76%      0.79%
           304%(c)     265%(c)     166%(c)    277%(c)    335%
      $182,241    $139,595    $103,352    $90,392    $61,720




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                    AS OF 12/31/08
--------------------------------------------------------------------------------

                              ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(2)    YEARS(2)
---------------------------------------------------------
After Portfolio operating
  expenses                   2.18%     3.07%       3.20%
7-DAY CURRENT YIELD: 0.28%(3)




(After Portfolio operating expenses)






 BENCHMARK PERFORMANCE                        ONE        FIVE       TEN
                                              YEAR      YEARS      YEARS
-------------------------------------------------------------------------------
Lipper Money Market Fund Index(4)             2.41%      3.01%      3.14%
Average Lipper Variable Products Money
  Market Portfolio(5)                         2.23       3.00       3.15



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.03% and 3.18% for Initial Class shares for the five-year and ten-year periods, respectively.
3. As of 12/31/08, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.28% and a 7-day current yield of 0.28%. The current yield is more reflective of the Portfolio's earnings than the total return.
4. Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Money Market Portfolio is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance.




54    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,007.30        $2.62          $1,022.50         $2.64
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.52% multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                   mainstayinvestments.com    55

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)



++ Less than one-tenth of a percent.

See Portfolio of Investments on page 59 for specific holdings within these categories.



56    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the seven-day period ended December 31, 2008, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 0.28% and an effective yield of 0.28%. For the 12 months ended December 31, 2008, MainStay VP Cash Management Portfolio Initial Class shares returned 2.18%. The Portfolio underperformed the 2.23% return of the average Lipper(1) Variable Products Money Market Portfolio and the 2.41% return of the Lipper Money Market Fund Index(1) for the 12 months ended December 31, 2008.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING 2008?

The U.S. economy slowed sharply during 2008. Tight credit conditions, declining employment, lower home prices and falling equity markets all had a negative impact on the Portfolio's performance. In December, the National Bureau of Economic Research announced that the recession in the United States began in December 2007. The previous recession in 2001 lasted nine months, but many indicators suggest that this recession may be more severe than the previous one. Auto sales have slowed, housing starts have dropped and nonfarm payrolls saw their largest decline since 1945.

The financial landscape was radically transformed during the year. Bear Stearns, Fannie Mae, Freddie Mac and Lehman Brothers all faced major setbacks. AIG required an $85 billion secured loan. Morgan Stanley and Goldman Sachs converted to bank holding companies. The FDIC seized Washington Mutual Bank and sold the branches and deposits to JP Morgan. And after a bid from Citibank, Wachovia received a better offer from Wells Fargo.

Interbank lending rates climbed as banks became reluctant to lend to other banks. The inability of financial institutions to roll over their debt contributed to sharp declines in the price of risk-bearing assets around the globe. Emerging-market stocks and bonds also fell sharply, with Russia, Argentina and Hungary among the hardest hit. The passage of the Troubled Assets Relief Program (TARP) legislation did little initially to stem the flight from risk in October.

HOW DID INVESTORS RESPOND TO ALL THIS TURMOIL?

Amid the market volatility and concerns about the solvency of financial institutions, investors sought the safety of U.S. Treasurys. The yield on the three-month Treasury bill fell to 0% during the fourth quarter.
The spread(2) between three-month Treasury bills and three-month LIBOR(3)--also known as the TED spread, a measure of risk--rose from 146 basis points at the beginning of the year to 463 basis points in October. (A basis point is one-hundredth of a percentage point.)

WHAT EFFORTS WERE TAKEN TO HELP STABILIZE THE MARKETS?

The Federal Reserve and other central banks cuts rates in concert on October 6, 2008, but prices among risky assets continued to fall. The U.K. government announced a plan to inject capital into its banks and guarantee bank debt, and the United States set aside $250 billion of TARP funds to invest in financial institutions. The Federal Deposit Insurance Corporation (FDIC) also agreed to guarantee debt issued by qualified U.S. financial institutions. Other governments in Europe, Asia and Australia also announced measures to strengthen their financial institutions. In

----------
An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Notwithstanding the preceding statement, Portfolio shareholders temporarily will be guaranteed to receive $1.00 net asset value for up to the number of shares that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which remains in effect through at least April 30, 2009, as discussed in Note 9.

The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

1. Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3. London interbank offered rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    57

November, the U.S. government injected an additional $20 billion into Citigroup in an effort to help stem further losses at the firm.

At the beginning of the year, the federal funds target rate was 4.25%. As the economy slowed over the next 12 months, the Federal Open Market Committee (FOMC) lowered the target for the federal funds rate several times. Finally, in December, the FOMC lowered the target rate to a range between 0% and 0.25%. The FOMC also stated that weak economic conditions would warrant exceptionally low policy rates for some time.

HOW WAS THE PORTFOLIO AFFECTED?

The Portfolio continued to invest in securities issued by U.S. government sponsored enterprises (GSEs) and in Tier-1 securities issued by finance, insurance, brokerage and industrial companies as well as banks and bank holding companies. The Portfolio did not have any exposure to commercial paper issued by structured investment vehicles.

During the flight-to-quality, or the movement away from risk-bearing securities, money market funds shied away from purchasing commercial paper. This prompted the Federal Reserve to establish a Commercial Paper Funding Facility to lend directly to firms, including nonfinancial ones.

By the end of the year, the various measures adopted to stabilize the financial markets appeared to have had the desired impact. Stock markets showed modest improvement in December, the TED spread fell to 134 basis points on December 31, and three-month LIBOR fell from 4.82% in October to 1.43%.

HOW DID THE PORTFOLIO ADJUST ITS INVESTMENT STRATEGY IN LIGHT OF MARKET CONDITIONS?

The Portfolio was affected by lower rates, which decreased the Portfolio's yield compared to prior periods. During the last four months of 2008, the Portfolio increased its holdings of lower-yielding U.S. government securities. As of December 31, 2008, the average maturity of the Portfolio was approximately 39 days.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.


58    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008



                                      PRINCIPAL        AMORTIZED
                                         AMOUNT             COST
SHORT-TERM INVESTMENTS 100.2%+
----------------------------------------------------------------

COMMERCIAL PAPER 43.1%
3M Co.
  1.70%, due 1/12/09 (a)(b)         $10,000,000   $    9,994,805
Abbot Laboratories
  0.12%, due 1/14/09 (a)(b)           9,000,000        8,999,610
  0.75%, due 1/13/09 (a)(b)          11,000,000       10,997,250
BP Capital Markets PLC
  0.65%, due 3/11/09 (a)(b)           4,000,000        3,995,017
  1.20%, due 1/30/09 (a)(b)           4,925,000        4,920,239
  1.70%, due 1/7/09 (a)(b)           10,000,000        9,997,167
  1.70%, due 1/8/09 (a)(b)           10,000,000        9,996,694
Caterpillar Inc.
  1.30%, due 1/13/09 (a)(b)          10,000,000        9,995,667
Chevron Corp.
  0.75%, due 1/21/09 (a)              4,500,000        4,498,125
  0.80%, due 1/26/09 (a)              7,000,000        6,996,111
  1.00%, due 1/30/09 (a)             13,000,000       12,989,528
  1.25%, due 3/4/09 (a)               6,000,000        5,987,083
Citigroup Funding, Inc.
  0.10%, due 1/16/09 (a)(c)           8,000,000        7,999,667
  0.40%, due 2/10/09 (a)(c)          11,250,000       11,245,000
Electricite de France
  0.40%, due 2/9/09 (a)(b)            1,000,000          999,567
  0.40%, due 3/13/09 (a)(b)           8,000,000        7,993,689
  1.00%, due 3/4/09 (a)(b)            5,000,000        4,991,389
  1.30%, due 2/2/09 (a)(b)            5,000,000        4,994,222
  1.40%, due 2/2/09 (a)(b)            8,400,000        8,389,547
Emerson Electric Co.
  0.10%, due 2/9/09 (a)(b)            7,000,000        6,999,242
  1.00%, due 1/9/09 (a)(b)           10,000,000        9,997,778
  1.20%, due 3/19/09 (a)(b)           5,000,000        4,987,167
European Investment Bank
  1.66%, due 3/3/09 (a)               8,500,000        8,476,091
General Electric Capital
  1.55%, due 1/28/09 (a)(c)          10,000,000        9,988,375
  1.55%, due 1/29/09 (a)(c)          10,000,000        9,987,944
Johnson & Johnson
  0.75%, due 1/7/09 (a)(b)           10,000,000        9,998,750
KfW International Finance,
  Inc.
  0.13%, due 3/16/09 (a)(b)          11,550,000       11,546,914
  0.50%, due 1/15/09 (a)(b)           5,000,000        4,999,028
Merck & Co., Inc.
  0.10%, due 2/19/09 (a)              6,970,000        6,969,051
  0.20%, due 2/5/09 (a)              12,000,000       11,997,667
Microsoft Corp.
  0.15%, due 3/19/09 (a)(b)           8,000,000        7,997,433
  0.17%, due 2/6/09 (a)(b)           10,000,000        9,998,300
  0.25%, due 2/6/09 (a)(b)            3,000,000        2,999,250
  0.50%, due 1/16/09 (a)(b)           4,500,000        4,499,062
Nestle Capital Corp.
  0.85%, due 1/20/09 (a)(b)          18,950,000       18,941,499
  1.12%, due 2/20/09 (a)(b)           7,000,000        6,989,111
Pfizer, Inc.
  0.80%, due 2/3/09 (a)(b)            6,000,000        5,995,600
  1.20%, due 3/18/09 (a)(b)           5,000,000        4,987,333
  1.25%, due 3/9/09 (a)(b)            5,000,000        4,988,368
  2.05%, due 1/22/09 (a)(b)          10,000,000        9,988,042
President & Fellows of
  Harvard College
  1.15%, due 1/5/09 (a)               5,500,000        5,499,297
Quebec Province
  1.00%, due 3/6/09 (a)(b)            5,000,000        4,991,111
  1.15%, due 3/3/09 (a)(b)           12,000,000       11,976,617
Rabobank USA Finance Corp.
  2.85%, due 2/26/09 (a)             11,000,000       10,951,233
Shell International Finance
  B.V.
  1.60%, due 4/2/09 (a)(b)           10,000,000        9,959,556
  1.69%, due 4/1/09 (a)(b)           10,000,000        9,957,750
  1.85%, due 2/26/09 (a)(b)           6,000,000        5,982,733
Swedish Export Credit Corp.
  1.68%, due 1/26/09 (a)              5,000,000        4,994,167
  1.70%, due 1/23/09 (a)             11,000,000       10,988,572
  1.70%, due 2/2/09 (a)               9,500,000        9,485,644
Total Finance ELF Capital
  1.15%, due 1/5/09 (a)(b)           12,000,000       11,998,467
  1.15%, due 1/6/09 (a)(b)           12,000,000       11,998,083
Unilever Capital Corp.
  0.42%, due 3/16/09 (a)(b)          10,300,000       10,291,108
  1.20%, due 3/2/09 (a)(b)            5,000,000        4,990,000
  1.30%, due 3/16/09 (a)(b)          10,950,000       10,920,739
Wal-mart Stores, Inc.
  0.20%, due 3/3/09 (a)(b)            7,625,000        7,622,416
  0.65%, due 9/21/09 (a)(b)          10,000,000        9,952,514
                                                  --------------
                                                     471,872,389
                                                  --------------

CORPORATE BOND 0.5%
Wachovia Bank N.A.
  0.474%, due 2/23/09 (d)             5,250,000        5,248,036
                                                  --------------


U.S. GOVERNMENT & FEDERAL AGENCIES 56.6%
Federal Home Loan Bank
  2.116%, due 2/18/09 (d)             5,600,000        5,600,490
  2.70%, due 3/17/09                  8,000,000        8,000,000
Federal Home Loan Bank
  (Discount Notes)

  0.01%, due 1/5/09 (a)              10,000,000        9,999,611
  0.05%, due 1/30/09 (a)              7,425,000        7,424,701
  0.07%, due 1/8/09 (a)               5,000,000        4,999,932
  0.07%, due 1/14/09 (a)             11,025,000       11,024,721


 +  Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

                                      PRINCIPAL        AMORTIZED
                                         AMOUNT             COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Bank
  (Discount Notes) (continued)
  0.10%, due 2/13/09 (a)            $ 9,950,000   $    9,948,812
  0.14%, due 2/12/09 (a)             14,000,000       13,997,713
  0.15%, due 2/17/09 (a)              5,000,000        4,999,021
  0.17%, due 2/11/09 (a)             10,000,000        9,998,064
  0.19%, due 3/12/09 (a)             12,350,000       12,345,437
  0.20%, due 1/27/09 (a)             10,000,000        9,998,556
  0.20%, due 1/28/09 (a)             10,000,000        9,998,500
  0.20%, due 1/29/09 (a)             10,475,000       10,473,371
  0.20%, due 2/25/09 (a)             13,000,000       12,996,028
  0.20%, due 3/10/09 (a)              8,225,000        8,221,893
  0.21%, due 3/20/09 (a)             15,000,000       14,993,175
  0.35%, due 1/8/09 (a)              10,000,000        9,999,319
  0.40%, due 1/27/09 (a)              5,950,000        5,948,281
  0.50%, due 1/22/09 (a)              9,775,000        9,772,149
  0.50%, due 2/9/09 (a)              13,975,000       13,967,430
  0.65%, due 2/27/09 (a)              8,575,000        8,566,175
  0.78%, due 1/21/09 (a)             10,250,000       10,245,558
  0.78%, due 1/23/09 (a)             10,000,000        9,995,233
  0.80%, due 1/21/09 (a)              3,500,000        3,498,444
  0.88%, due 1/23/09 (a)              7,150,000        7,146,155
  0.90%, due 1/22/09 (a)              8,100,000        8,095,748
  1.25%, due 1/21/09 (a)              8,800,000        8,793,889
  2.10%, due 1/9/09 (a)              15,000,000       14,993,000
  2.20%, due 1/20/09 (a)             15,000,000       14,982,583
  2.27%, due 1/5/09 (a)               6,950,000        6,948,247
  2.29%, due 1/2/09 (a)               9,000,000        8,999,427
  2.40%, due 1/14/09 (a)             15,000,000       14,987,000

Federal Home Loan
  Mortgage Corporation
  1.784%, due 4/7/09 (c)              8,100,000        8,100,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.50%, due 1/12/09 (a)             10,000,000        9,998,472
  0.12%, due 2/6/09 (a)              10,000,000        9,998,800
  0.12%, due 2/10/09 (a)              8,175,000        8,173,910
  0.14%, due 2/13/09 (a)             10,000,000        9,998,328
  0.15%, due 2/3/09 (a)              10,675,000       10,673,532
  0.15%, due 3/11/09 (a)             11,075,000       11,071,816
  0.20%, due 2/18/09 (a)             10,000,000        9,997,333
  0.20%, due 5/11/09 (a)             10,000,000        9,992,778
  0.25%, due 5/26/09 (a)              9,700,000        9,690,233
  0.50%, due 1/2/09 (a)              10,000,000        9,999,861
  0.50%, due 1/12/09 (a)              6,550,000        6,548,999
  0.90%, due 1/15/09 (a)             12,000,000       11,995,800
Federal National Mortgage
  Association (Discount
  Notes)
  0.01%, due 1/13/09 (a)             15,000,000       14,995,750
  0.01%, due 1/15/09 (a)             11,000,000       10,997,433
  0.01%, due 2/4/09 (a)               7,200,000        7,199,320
  0.01%, due 2/23/09 (a)              5,300,000        5,299,064
  0.18%, due 2/24/09 (a)              8,625,000        8,622,671
  0.20%, due 2/4/09 (a)               8,060,000        8,058,478
  0.20%, due 2/11/09 (a)              5,155,000        5,153,826
  0.20%, due 2/20/09 (a)             14,725,000       14,720,910
  0.60%, due 1/16/09 (a)             12,525,000       12,521,869
  0.60%, due 2/24/09 (a)              8,000,000        7,992,800
  0.65%, due 1/27/09 (a)              4,250,000        4,248,005
  0.80%, due 1/26/09 (a)              9,400,000        9,394,778
  2.26%, due 1/6/09 (a)               9,000,000        8,997,175
International Bank for
  Reconstruction &
  Development (Discount
  Note)
  1.25%, due 1/6/09 (a)               9,000,000        8,998,438
United States Treasury Bills
  1.61%, due 4/23/09 (a)             20,000,000       19,899,853
  1.855%, due 3/5/09 (a)             10,000,000        9,967,546
World Bank (Discount Notes)
  0.077%, due 1/8/09 (a)              3,550,000        3,549,947
  0.107%, due 1/8/09 (a)              7,000,000        6,999,854
  1.10%, due 3/2/09 (a)               5,000,000        4,990,833
                                                  --------------
                                                     620,807,075
                                                  --------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $11,527 (Collateralized by
  a United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 1/2/09, with a
  Principal Amount of
  $15,000 and a Market Value
  of $15,000)                            11,527           11,527
                                                  --------------
Total Short-Term Investments
  (Amortized Cost
  $1,097,939,027) (e)                     100.2%   1,097,939,027
Liabilities in Excess of
  Cash and Other Assets                    (0.2)      (2,050,983)
                                          -----     ------------
Net Assets                                100.0%  $1,095,888,044
                                          =====     ============








60    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  FDIC-Federal Deposit Insurance
     Corporation.
(d)  Floating rate.  Rate shown is the rate in
     effect at December 31, 2008.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:


                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices              $           --
Level 2--Other Significant
  Observable Inputs                  1,097,939,027
Level 3--Significant Unobservable
  Inputs                                        --
                                    --------------
Total                               $1,097,939,027
                                    ==============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                    AMORTIZED
                                         COST   PERCENT+
Banks                          $   21,793,978       2.0%
Commercial Services                 5,499,297       0.5
Diversified Financial
  Services                         30,927,552       2.8
Electric                           27,368,414       2.5
Electrical Components &
  Equipment                        21,984,187       2.0
Finance--Investment
  Banker/Broker                    19,244,667       1.8
Food                               52,132,457       4.8
Health Care--Products               9,998,750       0.9
Machinery--Construction &
  Mining                            9,995,667       0.9
Miscellaneous--Manufacturing        9,994,805       0.9
Multi-National                      8,476,091       0.9
Oil & Gas                         109,276,553      10.0
Pharmaceuticals                    64,922,921       5.9
Regional (State & Province)        16,967,728       1.5
Repurchase Agreement                   11,527       0.0++
Retail                             17,574,930       1.6
Software                           25,494,045       2.3
Sovereign                          25,468,383       2.3
U.S. Government & Federal
  Agencies                        620,807,075      56.6
                               --------------     -----
                                1,097,939,027     100.2
Liabilities in Excess of
  Cash and Other Assets            (2,050,983)     (0.2)
                               --------------     -----
Net Assets                     $1,095,888,044     100.0%
                               ==============     =====




+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              61

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (amortized cost $1,097,939,027)   $1,097,939,027
Receivables:
  Fund shares sold                       1,509,368
  Interest                                  87,489
Other assets                               134,799
                                    --------------
     Total assets                    1,099,670,683
                                    --------------

LIABILITIES:
Payables:
  Fund shares redeemed                   3,078,935
  Manager (See Note 3)                     408,064
  Shareholder communication                178,944
  Professional fees                         35,048
  Custodian                                  7,836
  Directors                                  3,519
Accrued expenses                             3,169
Dividend payable                            67,124
                                    --------------
     Total liabilities                   3,782,639
                                    --------------
Net assets                          $1,095,888,044
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 1.7 billion shares
  authorized                        $   10,958,343
Additional paid-in capital           1,084,880,637
                                    --------------
                                     1,095,838,980
Accumulated net realized gain on
  investments                               49,064
                                    --------------
Net assets applicable to
  outstanding shares                $1,095,888,044
                                    ==============
Shares of capital stock
  outstanding                        1,095,834,300
                                    ==============
Net asset value per share
  outstanding                       $         1.00
                                    ==============







62    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                            $21,754,927
                                      -----------
EXPENSES:
  Manager (See Note 3)                  3,215,263
  Administration (See Note 3)             489,486
  Shareholder communication               232,401
  Professional fees                       151,020
  Insurance guarantee                     109,012
  Directors                                30,877
  Proxy fees                               25,011
  Custodian                                24,898
  Miscellaneous                            33,961
                                      -----------
     Total expenses                     4,311,929
                                      -----------
Net investment income                  17,442,998
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           53,414
                                      -----------
Net increase in net assets
  resulting from operations           $17,496,412
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              63

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007




                                        2008            2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $   17,442,998   $  21,339,516
 Net realized gain on
  investments                         53,414           1,986
                              ------------------------------
 Net increase in net assets
  resulting from operations       17,496,412      21,341,502
                              ------------------------------

Dividends to shareholders:
 From net investment income      (17,444,630)    (21,339,548)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         906,981,144     746,017,935
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       17,444,630      21,339,548
 Cost of shares redeemed        (433,811,044)   (513,890,573)
                              ------------------------------
    Increase in net assets
     derived from capital
     share transactions          490,614,730     253,466,910
                              ------------------------------
    Net increase in net
     assets                      490,666,512     253,468,864

NET ASSETS:
Beginning of year                605,221,532     351,752,668
                              ------------------------------
End of year                   $1,095,888,044   $ 605,221,532
                              ==============================
Accumulated undistributed
 net investment income at
 end of year                  $           --   $         205
                              ==============================







64    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------

                               2008         2007        2006        2005        2004
Net asset value at
  beginning of year         $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ----------    --------    --------    --------    --------
Net investment income             0.02        0.05        0.04        0.03        0.01
Net realized and
  unrealized gain (loss)
  on investments                  0.00 ++     0.00 ++    (0.00)++     0.00 ++     0.00 ++
                            ----------    --------    --------    --------    --------
Total from investment
  operations                      0.02        0.05        0.04        0.03        0.01
                            ----------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                      (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
  From net realized gain
     on investments                 --          --          --          --       (0.00)++
                            ----------    --------    --------    --------    --------
Total dividends and
  distributions                  (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
                            ----------    --------    --------    --------    --------
Net asset value at end of
  year                      $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ==========    ========    ========    ========    ========
Total investment return           2.18%       4.86%       4.57%       2.96%(a)    0.85%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.02%       4.71%       4.50%       2.91%       0.83%
  Net expenses                    0.50%       0.50%       0.52%       0.30%       0.55%
  Expenses (before
     reimbursement)               0.50%       0.50%       0.52%       0.50%       0.55%
Net assets at end of year
  (in 000's)                $1,095,888    $605,222    $351,753    $306,900    $308,660




++   Less than one cent per share.
(a)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              65

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
----------------------------------------------------------------------------------
After Portfolio operating expenses            (36.39%)       (1.43%)      (0.75%)




                                            (After Portfolio operating expenses)




SERVICE CLASS(3)                                                 AS OF 12/31/08
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(2)      YEARS(2)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            (36.55%)       (1.69%)       (1.00%)




                                            (After Portfolio operating expenses)





BENCHMARK PERFORMANCE                         ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
--------------------------------------------------------------------------------------
S&P 500(R) Index(4)                        (37.00%)       (2.19%)       (1.38%)
Russell 1000(R) Index(4)                   (37.60)        (2.04)        (1.09)
Average Lipper Variable Products Large-
Cap Core Portfolio(5)                      (38.76)        (2.91)        (1.62)



1. Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
2. Performance figures shown for the five-year and ten-year periods ended 12/31/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -1.47% and -0.77% for Initial Class shares and -1.70% and -1.01% for Service Class shares for the five-year and ten-year periods, respectively.
3. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
4. Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.




66    MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2008, to December 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2008, to December 31, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/08        12/31/08       PERIOD(1)        12/31/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $711.20         $2.58          $1,022.10         $3.05

--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $710.30         $3.65          $1,020.90         $4.32


--------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    67

 INDUSTRY COMPOSITION AS OF DECEMBER 31, 2008



Oil, Gas & Consumable Fuels             12.6%
Pharmaceuticals                          9.5
Computers & Peripherals                  6.5
Insurance                                5.0
Diversified Telecommunication
  Services                               3.6
Software                                 3.5
Food & Staples Retailing                 3.1
Household Products                       3.1
Specialty Retail                         2.9
Capital Markets                          2.8
Semiconductors & Semiconductor
  Equipment                              2.6
Aerospace & Defense                      2.5
Health Care Providers & Services         2.4
Industrial Conglomerates                 2.4
Commercial Banks                         2.2
Media                                    2.1
Biotechnology                            1.9
Communications Equipment                 1.9
Energy Equipment & Services              1.7
IT Services                              1.7
Machinery                                1.7
Tobacco                                  1.6
Beverages                                1.5
Diversified Financial Services           1.4
Hotels, Restaurants & Leisure            1.4
Internet Software & Services             1.4
Road & Rail                              1.4
Food Products                            1.3
Health Care Equipment & Supplies         1.3
Electric Utilities                       1.1
Consumer Finance                         1.0
Electrical Equipment                     1.0
Household Durables                       1.0%
Multi-Utilities                          1.0
Air Freight & Logistics                  0.9
Multiline Retail                         0.7
Chemicals                                0.6
Commercial Services & Supplies           0.5
Construction & Engineering               0.5
Textiles, Apparel & Luxury Goods         0.5
Airlines                                 0.4
Real Estate Investment Trusts            0.4
Diversified Consumer Services            0.3
Electronic Equipment & Instruments       0.3
Leisure Equipment & Products             0.3
Professional Services                    0.3
Auto Components                          0.2
Life Sciences Tools & Services           0.2
Thrifts & Mortgage Finance               0.2
Wireless Telecommunication Services      0.2
Building Products                        0.1
Containers & Packaging                   0.1
Gas Utilities                            0.1
Independent Power Producers & Energy
  Traders                                0.1
Metals & Mining                          0.1
Paper & Forest Products                  0.1
Health Care Technology                   0.0++
Internet & Catalog Retail                0.0++
Personal Products                        0.0++
Trading Companies & Distributors         0.0++
Exchange Traded Fund                     0.5
Short-Term Investment                    0.3
Cash and Other Assets, Less
  Liabilities                            0.0++
                                       -----
                                       100.0%
                                       =====





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 71 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Procter & Gamble Co. (The)
    3.  Johnson & Johnson
    4.  Wal-Mart Stores, Inc.
    5.  Pfizer, Inc.
    6.  International Business Machines Corp.
    7.  Chevron Corp.
    8.  Verizon Communications, Inc.
    9.  General Electric Co.
   10.  AT&T, Inc.







68    MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2008?

For the 12 months ended December 31, 2008, MainStay VP Common Stock Portfolio returned -36.39% for Initial Class shares and -36.55% for Service Class shares. Both share classes outperformed the -38.76% return of the average Lipper(2) Variable Products Large-Cap Core Portfolio and the -37.00% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING 2008?

The Portfolio outperformed its benchmark primarily because our model was extremely effective at identifying which stocks to avoid or to underweight, especially in the financials sector. We avoided most of the high-profile underperforming equity securities during 2008, including Bear Sterns, Lehman Brothers, Fannie Mae and AIG.

WHICH SECTORS WERE STRONG CONTRIBUTORS TO
THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING 2008 AND WHICH SECTORS WERE PARTICULARLY WEAK?

All sectors of the S&P 500(R) Index and the Portfolio had negative returns during 2008. Even so, some sectors performed better than others. The financials sector was by far the strongest contributor to the Portfolio's performance relative to the S&P 500(R) Index. As noted earlier, we avoided most--but not all--of the high-profile underperforming equity securities during the year. The Portfolio's relative underweight position in banks such as Citigroup also helped. Other strong-performing sectors were consumer discretionary and information technology. In consumer discretionary, the Portfolio's overweight position in recession-resistant retailers such as Dollar Tree and Family Dollar Stores helped the Portfolio's relative performance.

The sectors that detracted the most from the Portfolio's performance relative to the S&P 500(R) Index were consumer staples, health care and telecommunication services. Consumer staples and health care are both considered to be more recession-resistant sectors, and the Portfolio was hurt by holding underweight positions in these sectors for much of the year.

WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING 2008 AND WHICH STOCKS DETRACTED THE MOST?

Biotechnology company Amgen, discount retailer Wal-Mart Stores and industrial conglomerate Tyco International provided the strongest contributions to the Portfolio's absolute returns. Wal-Mart Stores and Amgen were two of the few stocks held by the Portfolio that posted positive returns for the year. Wal-Mart Stores did well as its low-price strategy helped the company gain market share. Amgen had success gaining FDA approval for new drug offerings. Tyco International did relatively well during the early part of 2008, and we sold the Portfolio's position before it fell later in the year.

Holdings in General Electric, Microsoft and Prudential Financial made the largest negative absolute contributions to the Portfolio's performance. All three of these stocks underperformed the market in 2008. The Portfolio held an underweight position in General Electric and an overweight position in Prudential Financial. Both stocks declined largely on concerns about exposure to financial securities, whose values continued to drop as the year progressed. Microsoft suffered as

----------
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC. Information regarding this change is more fully detailed in the Notes to Financial Statements at Note 11.

2. Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    69
economic concerns weakened the outlook for software spending by major corporations.

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES OR SALES DURING 2008?

Among the stocks we purchased during the year were Wal-Mart Stores and ExxonMobil. Wal-Mart Stores is widely perceived as recession resistant and gained market share as consumers became more price conscious. We purchased ExxonMobil for the Portfolio as we reduced exposure to other energy stocks that we felt would be more sensitive to the declining price of oil.

We sold the Portfolio's position in brokerage company Morgan Stanley when the company's fundamentals suffered during the ongoing credit crisis. We also sold the Portfolio's position in metals & mining company Freeport-McMoRan Copper & Gold during 2008. The company has seen its earnings power affected since the Beijing Olympics, as copper prices have softened and demand for copper has declined.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2008?

The largest increases in sector weightings during the year were in health care and consumer staples, although the Portfolio remained underweight in consumer staples relative to the benchmark. These sectors are widely perceived as defensive, and our model has positioned the Portfolio more defensively in recent months.

The Portfolio decreased its weightings in materials and energy as prices and demand declined for the commodities that the companies in those sectors produce.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2008?

As of December 31, 2008, the Portfolio's most significantly overweight sectors relative to the S&P 500(R) Index were information technology and energy. Many information technology stocks are showing up with valuations that our model finds extremely attractive. In the energy sector, the Portfolio tends to own stocks that are less sensitive to the price of oil and natural gas, such as ExxonMobil and Chevron.

On the same date, the Portfolio's most significantly underweight sectors relative to the benchmark index were consumer staples and utilities. This was true, even though the Portfolio had recently added several consumer staples holdings. Many of the stocks in those sectors have been bought up by investors seeking safety, and as a result, many have become relatively expensive.



----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.


70    MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2008




                                        SHARES           VALUE
COMMON STOCKS 99.2%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Boeing Co. (The)                        62,666   $   2,673,959
General Dynamics Corp.                  49,789       2,867,349
Honeywell International, Inc.          137,983       4,529,982
Lockheed Martin Corp.                   12,316       1,035,529
Northrop Grumman Corp.                  57,308       2,581,152
Precision Castparts Corp.                3,785         225,132
United Technologies Corp.               41,629       2,231,314
                                                 -------------
                                                    16,144,417
                                                 -------------

AIR FREIGHT & LOGISTICS 0.9%
FedEx Corp.                             72,174       4,629,962
United Parcel Service, Inc.
  Class B                               19,373       1,068,615
                                                 -------------
                                                     5,698,577
                                                 -------------

AIRLINES 0.4%
Southwest Airlines Co.                 287,755       2,480,448
                                                 -------------

AUTO COMPONENTS 0.2%
BorgWarner, Inc.                        17,902         389,727
Johnson Controls, Inc.                  33,975         616,986
                                                 -------------
                                                     1,006,713
                                                 -------------

BEVERAGES 1.5%
Brown-Forman Corp. Class B               4,816         247,976
Coca-Cola Co. (The)                     84,941       3,845,279
Coca-Cola Enterprises, Inc.                854          10,274
Constellation Brands, Inc.
  Class A (a)                           35,385         558,021
Molson Coors Brewing Co.
  Class B                                3,950         193,234
Pepsi Bottling Group, Inc.
  (The)                                 47,251       1,063,620
PepsiCo, Inc.                           66,810       3,659,184
                                                 -------------
                                                     9,577,588
                                                 -------------

BIOTECHNOLOGY 1.9%
Amgen, Inc. (a)                        145,369       8,395,060
Biogen Idec, Inc. (a)                   44,303       2,110,152
Cephalon, Inc. (a)                      21,162       1,630,320
Gilead Sciences, Inc. (a)                2,260         115,576
                                                 -------------
                                                    12,251,108
                                                 -------------

BUILDING PRODUCTS 0.1%
Masco Corp.                             66,579         741,024
                                                 -------------

CAPITAL MARKETS 2.8%
Ameriprise Financial, Inc.              77,160       1,802,458
Bank of New York Mellon Corp.
  (The)                                102,719       2,910,029
Charles Schwab Corp. (The)             219,456       3,548,604
Federated Investors, Inc.
  Class B                               17,676         299,785
Franklin Resources, Inc.                 7,831         499,461
Goldman Sachs Group, Inc.
  (The)                                  6,098         514,610
Invesco, Ltd.                           82,645       1,193,394
Jefferies Group, Inc.                    4,799          67,474
Merrill Lynch & Co., Inc.              325,663       3,790,717
Northern Trust Corp.                    21,987       1,146,402
Raymond James Financial, Inc.           14,746         252,599
State Street Corp.                      39,686       1,560,850
                                                 -------------
                                                    17,586,383
                                                 -------------

CHEMICALS 0.6%
Air Products & Chemicals,
  Inc.                                     776          39,009
Airgas, Inc.                            19,533         761,592
Ashland, Inc.                           13,991         147,045
CF Industries Holdings, Inc.             9,250         454,730
Eastman Chemical Co.                     9,503         301,340
Monsanto Co.                            23,930       1,683,475
Rohm & Haas Co.                          6,283         388,227
Terra Industries, Inc.                  20,304         338,468
                                                 -------------
                                                     4,113,886
                                                 -------------

COMMERCIAL BANKS 2.2%
BancorpSouth, Inc.                       5,745         134,203
Bank of Hawaii Corp.                     3,719         167,987
BB&T Corp.                              40,905       1,123,251
City National Corp./CA                   1,949          94,916
Commerce Bancshares,
  Inc./Kansas City MO                   10,213         448,861
Cullen/Frost Bankers, Inc.              16,612         841,896
Fifth Third Bancorp                      6,477          53,500
FirstMerit Corp.                        10,119         208,350
Huntington Bancshares, Inc.             15,526         118,929
National City Corp.                    476,424         862,328
Regions Financial Corp.                  3,801          30,256
SunTrust Banks, Inc.                     1,197          35,360
TCF Financial Corp.                      4,699          64,188
U.S. Bancorp                            24,867         621,924
Wachovia Corp.                       1,630,310       9,031,918
                                                 -------------
                                                    13,837,867
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Brink's Co. (The)                        6,700         180,096
Iron Mountain, Inc. (a)                 68,379       1,691,013
R.R. Donnelley & Sons Co.               34,534         468,972
Stericycle, Inc. (a)                     6,931         360,966
Waste Connections, Inc. (a)              3,253         102,697


+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of December 31, 2008, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              71


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMUNICATIONS EQUIPMENT 1.9%
Cisco Systems, Inc. (a)                609,151   $   9,929,161
F5 Networks, Inc. (a)                    9,904         226,405
Polycom, Inc. (a)                        3,584          48,420
QUALCOMM, Inc.                          39,278       1,407,331
Tellabs, Inc. (a)                       82,124         338,351
                                                 -------------
                                                    11,949,668
                                                 -------------


COMPUTERS & PERIPHERALS 6.5%
Apple, Inc. (a)                         89,756       7,660,675
Dell, Inc. (a)                         246,740       2,526,618
EMC Corp. (a)                          457,825       4,793,428
Hewlett-Packard Co.                    283,028      10,271,086
 v  International Business
  Machines Corp.                       141,862      11,939,106
Lexmark International, Inc.
  Class A (a)                           29,025         780,772
NetApp, Inc. (a)                       130,289       1,820,137
QLogic Corp. (a)                        12,807         172,126
Teradata Corp. (a)                      37,524         556,481
Western Digital Corp. (a)               51,767         592,732
                                                 -------------
                                                    41,113,161
                                                 -------------

CONSTRUCTION & ENGINEERING 0.5%
Fluor Corp.                             66,156       2,968,420
Granite Construction, Inc.                 799          35,100
URS Corp. (a)                            5,388         219,669
                                                 -------------
                                                     3,223,189
                                                 -------------

CONSUMER FINANCE 1.0%
American Express Co.                   125,305       2,324,408
Capital One Financial Corp.            119,031       3,795,899
Discover Financial Services             58,299         555,589
                                                 -------------
                                                     6,675,896
                                                 -------------

CONTAINERS & PACKAGING 0.1%
Bemis Co., Inc.                         10,302         243,951
Pactiv Corp. (a)                         9,693         241,162
Sealed Air Corp.                        11,939         178,369
Sonoco Products Co.                     12,734         294,919
                                                 -------------
                                                       958,401
                                                 -------------

DIVERSIFIED CONSUMER SERVICES 0.3%
Apollo Group, Inc. Class A
  (a)                                   26,725       2,047,669
DeVry, Inc.                              3,475         199,500
                                                 -------------
                                                     2,247,169
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 1.4%
Citigroup, Inc.                        210,272       1,410,925
CME Group, Inc.                          2,884         600,189
JPMorgan Chase & Co.                   206,264       6,503,504
Moody's Corp.                            7,294         146,537
                                                 -------------
                                                     8,661,155
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.6%
 v  AT&T, Inc.                         372,897      10,627,564
CenturyTel, Inc.                        14,850         405,850
Embarq Corp.                             3,786         136,145
Qwest Communications
  International, Inc.                    6,661          24,246
 v  Verizon Communications,
  Inc.                                 337,844      11,452,912
                                                 -------------
                                                    22,646,717
                                                 -------------

ELECTRIC UTILITIES 1.1%
Edison International                    29,452         945,998
Entergy Corp.                            3,525         293,033
Exelon Corp.                            12,325         685,393
FPL Group, Inc.                         56,686       2,853,007
Pinnacle West Capital Corp.             10,416         334,666
Progress Energy, Inc.                   24,938         993,779
Southern Co. (The)                      32,868       1,216,116
                                                 -------------
                                                     7,321,992
                                                 -------------

ELECTRICAL EQUIPMENT 1.0%
Cooper Industries, Ltd. Class
  A                                     43,798       1,280,216
Emerson Electric Co.                   120,266       4,402,938
Hubbel, Inc. Class B                    11,539         377,094
Rockwell Automation, Inc.                7,641         246,346
                                                 -------------
                                                     6,306,594
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Agilent Technologies, Inc.
  (a)                                   48,219         753,663
Arrow Electronics, Inc. (a)              4,797          90,376
Ingram Micro, Inc. Class A
  (a)                                   13,714         183,630
Jabil Circuit, Inc.                     67,904         458,352
Molex, Inc.                             44,569         645,805
                                                 -------------
                                                     2,131,826
                                                 -------------

ENERGY EQUIPMENT & SERVICES 1.7%
Cameron International Corp.
  (a)                                   33,545         687,672
ENSCO International, Inc.               57,207       1,624,107
FMC Technologies, Inc. (a)              28,096         669,528
Helmerich & Payne, Inc.                 16,080         365,820
Nabors Industries, Ltd. (a)             13,256         158,674
National Oilwell Varco, Inc.
  (a)                                   69,650       1,702,246
Noble Corp.                            107,409       2,372,665
Patterson-UTI Energy, Inc.              17,773         204,567
Pride International, Inc. (a)            6,356         101,569
Schlumberger, Ltd.                      56,426       2,388,513
Superior Energy Services,
  Inc. (a)                               3,039          48,411
Tidewater, Inc.                         14,225         572,841
                                                 -------------
                                                    10,896,613
                                                 -------------

FOOD & STAPLES RETAILING 3.1%
BJ's Wholesale Club, Inc. (a)           11,801         404,302
CVS Caremark Corp.                       3,380          97,141
Kroger Co. (The)                        54,435       1,437,628
Safeway, Inc.                           95,788       2,276,881



72    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
FOOD & STAPLES RETAILING (CONTINUED)
Sysco Corp.                             77,651   $   1,781,314
 v  Wal-Mart Stores, Inc.              240,109      13,460,511
                                                 -------------
                                                    19,457,777
                                                 -------------

FOOD PRODUCTS 1.3%
Archer-Daniels-Midland Co.              12,293         354,407
Campbell Soup Co.                       10,781         323,538
Corn Products International,
  Inc.                                   8,682         250,476
Dean Foods Co. (a)                       7,659         137,632
General Mills, Inc.                     79,007       4,799,675
H.J. Heinz Co.                          11,684         439,318
Hershey Co. (The)                        8,598         298,695
J.M. Smucker Co. (The)                   2,034          88,194
Kellogg Co.                             11,988         525,674
Kraft Foods, Inc. Class A               31,437         844,084
                                                 -------------
                                                     8,061,693
                                                 -------------

GAS UTILITIES 0.1%
Equitable Resources, Inc.                3,696         124,001
Nicor, Inc.                             10,743         373,212
UGI Corp.                                8,912         217,631
                                                 -------------
                                                       714,844
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.3%
Baxter International, Inc.              48,848       2,617,764
Boston Scientific Corp. (a)             91,340         706,972
Covidien, Ltd.                          16,208         587,378
Edwards Lifesciences Corp.
  (a)                                   14,236         782,268
Gen-Probe, Inc. (a)                      4,492         192,437
Medtronic, Inc.                         27,862         875,424
STERIS Corp.                            14,345         342,702
Teleflex, Inc.                          11,989         600,649
Varian Medical Systems, Inc.
  (a)                                   31,210       1,093,599
Zimmer Holdings, Inc. (a)                7,838         316,812
                                                 -------------
                                                     8,116,005
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 2.4%
Aetna, Inc.                            142,265       4,054,552
CIGNA Corp.                             67,934       1,144,688
DaVita, Inc. (a)                        14,077         697,797
Humana, Inc. (a)                        34,539       1,287,614
Laboratory Corp. of America
  Holdings (a)                           4,966         319,860
Lincare Holdings, Inc. (a)              23,443         631,320
Omnicare, Inc.                          33,906         941,231
Quest Diagnostics, Inc.                 24,853       1,290,119
UnitedHealth Group, Inc.                25,847         687,530
Universal Health Services,
  Inc. Class B                           5,931         222,828
WellPoint, Inc. (a)                     88,059       3,709,926
                                                 -------------
                                                    14,987,465
                                                 -------------

HEALTH CARE TECHNOLOGY 0.0%++
Cerner Corp. (a)                         2,720         104,584
IMS Health, Inc.                         5,787          87,731
                                                 -------------
                                                       192,315
                                                 -------------
HOTELS, RESTAURANTS & LEISURE
  1.4%
Carnival Corp.                          17,912         435,620
Darden Restaurants, Inc.                41,418       1,167,159
McDonald's Corp.                       102,006       6,343,753
Starbucks Corp. (a)                     72,890         689,540
                                                 -------------
                                                     8,636,072
                                                 -------------

HOUSEHOLD DURABLES 1.0%
Black & Decker Corp.                       835          34,911
Centex Corp.                            31,292         332,947
D.R. Horton, Inc.                       86,303         610,162
Fortune Brands, Inc.                     6,943         286,607
Harman International
  Industries, Inc.                       6,502         108,779
KB Home                                 22,884         311,680
Leggett & Platt, Inc.                   64,720         983,097
Lennar Corp. Class A                    51,159         443,549
Mohawk Industries, Inc. (a)              4,597         197,533
NVR, Inc. (a)                            1,722         785,663
Pulte Homes, Inc.                       84,710         925,880
Stanley Works (The)                     15,603         532,062
Toll Brothers, Inc. (a)                 36,905         790,874
                                                 -------------
                                                     6,343,744
                                                 -------------

HOUSEHOLD PRODUCTS 3.1%
Church & Dwight Co., Inc.               21,420       1,202,090
Clorox Co. (The)                        35,422       1,968,046
Kimberly-Clark Corp.                    16,475         868,892
 v  Procter & Gamble Co.
  (The)                                249,596      15,430,025
                                                 -------------
                                                    19,469,053
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                     53,941         444,474
Constellation Energy Group,
  Inc.                                   6,736         169,006
                                                 -------------
                                                       613,480
                                                 -------------

INDUSTRIAL CONGLOMERATES 2.4%
3M Co.                                  74,411       4,281,609
 v  General Electric Co.               698,060      11,308,572
                                                 -------------
                                                    15,590,181
                                                 -------------

INSURANCE 5.0%
Aflac, Inc.                             93,019       4,263,991
Allstate Corp. (The)                   110,779       3,629,120
American Financial Group,
  Inc.                                  12,336         282,248
Aon Corp.                               12,664         578,491
Arthur J. Gallagher & Co.               10,626         275,320
Assurant, Inc.                           4,973         149,190
Brown & Brown, Inc.                     28,015         585,513
Chubb Corp. (The)                       52,259       2,665,209


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              73


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Cincinnati Financial Corp.              37,412   $   1,087,567
Everest Re Group, Ltd.                   4,815         366,614
Genworth Financial, Inc.
  Class A                               20,711          58,612
HCC Insurance Holdings, Inc.            15,896         425,218
Loews Corp.                             95,663       2,702,480
MetLife, Inc.                          160,203       5,584,676
Old Republic International
  Corp.                                 54,354         647,900
Principal Financial Group,
  Inc.                                  58,593       1,322,444
Prudential Financial, Inc.              79,476       2,404,944
StanCorp Financial Group,
  Inc.                                   1,845          77,066
Travelers Cos., Inc. (The)              50,564       2,285,493
Unum Group                              65,662       1,221,313
W.R. Berkley Corp.                      45,005       1,395,155
                                                 -------------
                                                    32,008,564
                                                 -------------

INTERNET & CATALOG RETAIL 0.0%++
Priceline.com, Inc. (a)                    254          18,707
                                                 -------------

INTERNET SOFTWARE & SERVICES 1.4%
eBay, Inc. (a)                         289,148       4,036,506
Google, Inc. Class A (a)                10,587       3,257,091
VeriSign, Inc. (a)                      44,352         846,236
Yahoo!, Inc. (a)                        77,824         949,453
                                                 -------------
                                                     9,089,286
                                                 -------------

IT SERVICES 1.7%
Affiliated Computer Services,
  Inc. Class A (a)                      36,022       1,655,211
Alliance Data Systems Corp.
  (a)                                   21,506       1,000,674
Broadridge Financial
  Solutions LLC                         21,617         271,077
Computer Sciences Corp. (a)             60,642       2,130,960
Fidelity National Information
  Services, Inc.                        39,179         637,442
Fiserv, Inc. (a)                        65,476       2,381,362
Global Payments, Inc.                   14,202         465,684
Lender Processing Services,
  Inc.                                  20,090         591,650
NeuStar, Inc. Class A (a)                3,312          63,359
SAIC, Inc. (a)                          21,987         428,307
Total System Services, Inc.              2,942          41,188
Western Union Co. (The)                 86,173       1,235,721
                                                 -------------
                                                    10,902,635
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS 0.3%
Eastman Kodak Co.                       49,921         328,480
Hasbro, Inc.                            50,562       1,474,894
                                                 -------------
                                                     1,803,374
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 0.2%
Life Technologies Corp. (a)             32,340         753,845
Pharmaceutical Product
  Development, Inc.                        103           2,988
Thermo Fisher Scientific,
  Inc. (a)                              18,124         617,485
Waters Corp. (a)                         5,520         202,308
                                                 -------------
                                                     1,576,626
                                                 -------------

MACHINERY 1.7%
AGCO Corp. (a)                          13,374         315,493
Caterpillar, Inc.                       28,658       1,280,153
Cummins, Inc.                           51,938       1,388,303
Dover Corp.                             75,535       2,486,612
Illinois Tool Works, Inc.               52,224       1,830,451
ITT Corp.                                6,957         319,952
Parker Hannifin Corp.                   66,640       2,834,866
Wabtec Corp.                             1,943          77,234
                                                 -------------
                                                    10,533,064
                                                 -------------

MEDIA 2.1%
Comcast Corp. Class A                  237,565       4,010,097
DIRECTV Group, Inc. (The) (a)          101,374       2,322,478
DreamWorks Animation SKG,
  Inc. Class A (a)                      12,363         312,289
Interpublic Group of Cos.,
  Inc. (The) (a)                       173,835         688,387
McGraw-Hill Cos., Inc. (The)             6,211         144,033
Time Warner, Inc.                      566,109       5,695,057
Walt Disney Co. (The)                   15,481         351,264
                                                 -------------
                                                    13,523,605
                                                 -------------

METALS & MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    22,465         549,044
Reliance Steel & Aluminum Co.            4,886          97,427
                                                 -------------
                                                       646,471
                                                 -------------

MULTI-UTILITIES 1.0%
Consolidated Edison, Inc.               13,179         513,058
NSTAR                                   17,633         643,428
PG&E Corp.                             121,383       4,698,736
Puget Energy, Inc.                       5,426         147,967
Vectren Corp.                            6,688         167,267
                                                 -------------
                                                     6,170,456
                                                 -------------

MULTILINE RETAIL 0.7%
Big Lots, Inc. (a)                      32,613         472,562
Dollar Tree, Inc. (a)                   28,029       1,171,612
Family Dollar Stores, Inc.              55,127       1,437,161
J.C. Penney Co., Inc.                   33,200         654,040
Macy's, Inc.                            46,514         481,420
Sears Holdings Corp. (a)                 6,638         258,019
                                                 -------------
                                                     4,474,814
                                                 -------------

OIL, GAS & CONSUMABLE FUELS 12.6%
Anadarko Petroleum Corp.                 8,769         338,045
Apache Corp.                            60,356       4,498,333
 v  Chevron Corp.                      155,742      11,520,236



74    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Cimarex Energy Co.                      16,321   $     437,076
Comstock Resources, Inc. (a)             7,591         358,675
ConocoPhillips                         166,340       8,616,412
Devon Energy Corp.                      44,444       2,920,415
Encore Acquisition Co. (a)               2,017          51,474
 v  ExxonMobil Corp.                   447,397      35,715,702
Hess Corp.                               3,628         194,606
Marathon Oil Corp.                      55,609       1,521,462
Massey Energy Co.                       21,213         292,527
Murphy Oil Corp.                        75,256       3,337,604
Noble Energy, Inc.                      41,800       2,057,396
Occidental Petroleum Corp.             119,608       7,175,284
Sunoco, Inc.                            24,135       1,048,907
Valero Energy Corp.                     10,058         217,655
                                                 -------------
                                                    80,301,809
                                                 -------------

PAPER & FOREST PRODUCTS 0.1%
International Paper Co.                 31,644         373,399
MeadWestvaco Corp.                      43,604         487,929
                                                 -------------
                                                       861,328
                                                 -------------

PERSONAL PRODUCTS 0.0%++
Estee Lauder Cos., Inc. (The)
  Class A                                2,823          87,400
                                                 -------------

PHARMACEUTICALS 9.5%
Abbott Laboratories                    130,257       6,951,816
Bristol-Myers Squibb Co.               124,333       2,890,742
Eli Lilly & Co.                        155,644       6,267,784
Endo Pharmaceuticals
  Holdings, Inc. (a)                    38,101         986,054
Forest Laboratories, Inc. (a)          107,070       2,727,073
 v  Johnson & Johnson                  242,248      14,493,698
King Pharmaceuticals, Inc.
  (a)                                   98,665       1,047,822
Merck & Co., Inc.                      223,080       6,781,632
 v  Pfizer, Inc.                       718,961      12,732,799
Schering-Plough Corp.                  271,622       4,625,723
Valeant Pharmaceuticals
  International (a)                      9,225         211,236
Watson Pharmaceuticals, Inc.
  (a)                                   20,926         556,004
Wyeth                                    9,081         340,628
                                                 -------------
                                                    60,613,011
                                                 -------------

PROFESSIONAL SERVICES 0.3%
Dun & Bradstreet Corp.                   1,501         115,877
Manpower, Inc.                           9,938         337,793
Monster Worldwide, Inc. (a)             25,755         311,378
Robert Half International,
  Inc.                                  54,136       1,127,111
                                                 -------------
                                                     1,892,159
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
Apartment Investment &
  Management Co. Class A                 2,227          25,722
Camden Property Trust                    2,224          69,700
Health Care, Inc.                        2,542         107,272
Host Hotels & Resorts, Inc.             40,434         306,085
Kimco Realty Corp.                       3,426          62,627
Plum Creek Timber Co., Inc.              7,590         263,677
Public Storage                          10,199         810,821
Simon Property Group, Inc.              22,998       1,221,884
                                                 -------------
                                                     2,867,788
                                                 -------------

ROAD & RAIL 1.4%
Burlington Northern Santa Fe
  Corp.                                  5,057         382,865
CSX Corp.                               37,885       1,230,126
J.B. Hunt Transport Services,
  Inc.                                   9,455         248,383
Kansas City Southern (a)                   706          13,449
Norfolk Southern Corp.                  75,100       3,533,455
Ryder System, Inc.                      14,125         547,768
Union Pacific Corp.                     56,267       2,689,563
                                                 -------------
                                                     8,645,609
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.6%
Altera Corp.                            14,642         244,668
Analog Devices, Inc.                    38,983         741,457
Atmel Corp. (a)                          1,684           5,271
Broadcom Corp. Class A (a)              50,512         857,189
Intel Corp.                            510,431       7,482,918
KLA-Tencor Corp.                        18,056         393,440
Lam Research Corp. (a)                  25,469         541,980
LSI Corp. (a)                          185,477         610,219
National Semiconductor Corp.            51,802         521,646
Novellus Systems, Inc. (a)              39,738         490,367
Texas Instruments, Inc.                281,417       4,367,592
                                                 -------------
                                                    16,256,747
                                                 -------------

SOFTWARE 3.5%
Adobe Systems, Inc. (a)                 67,605       1,439,310
Autodesk, Inc. (a)                      68,527       1,346,556
BMC Software, Inc. (a)                  27,684         744,976
CA, Inc.                                 2,922          54,145
Compuware Corp. (a)                     98,381         664,072
Microsoft Corp.                        539,404      10,486,014
Oracle Corp. (a)                       134,610       2,386,635
Sybase, Inc. (a)                        25,579         633,592
Symantec Corp. (a)                     290,672       3,929,885
Synopsys, Inc. (a)                      33,746         624,976
                                                 -------------
                                                    22,310,161
                                                 -------------

SPECIALTY RETAIL 2.9%
Advance Auto Parts, Inc.                14,716         495,193
American Eagle Outfitters,
  Inc.                                  30,197         282,644
AutoZone, Inc. (a)                      10,500       1,464,435
Best Buy Co., Inc.                     120,909       3,398,752
Foot Locker, Inc.                       36,706         269,422


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              75


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
GameStop Corp. Class A (a)                 856   $      18,541
Gap, Inc. (The)                        180,838       2,421,421
Home Depot, Inc. (The)                  12,280         282,686
Limited Brands, Inc.                    57,540         577,702
Lowe's Cos., Inc.                      184,464       3,969,665
PetSmart, Inc.                           4,693          86,586
RadioShack Corp.                        51,914         619,853
Ross Stores, Inc.                       36,320       1,079,793
Sherwin-Williams Co. (The)              39,081       2,335,090
TJX Cos., Inc.                          43,238         889,406
                                                 -------------
                                                    18,191,189
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc. (a)                        105,933       2,200,228
Jones Apparel Group, Inc.               26,466         155,091
Polo Ralph Lauren Corp.                 22,830       1,036,710
                                                 -------------
                                                     3,392,029
                                                 -------------

THRIFTS & MORTGAGE FINANCE 0.2%
First Niagara Financial
  Group, Inc.                           12,160         196,627
Hudson City Bancorp, Inc.                6,327         100,979
Peoples United Financial                49,404         880,873
                                                 -------------
                                                     1,178,479
                                                 -------------

TOBACCO 1.6%
Altria Group, Inc.                     233,333       3,513,995
Philip Morris International,
  Inc.                                 142,836       6,214,794
UST, Inc.                                8,625         598,403
                                                 -------------
                                                    10,327,192
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 0.0%++
W.W. Grainger, Inc.                      3,242         255,599
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 0.2%
Sprint Nextel Corp.                    508,530         930,610
Telephone and Data Systems,
  Inc.                                   8,545         271,304
                                                 -------------
                                                     1,201,914
                                                 -------------
Total Common Stocks
  (Cost $819,127,354)                              631,774,602
                                                 -------------


EXCHANGE TRADED FUND 0.5% (B)
--------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                              32,621       2,943,719
                                                 -------------
Total Exchange Traded Fund
  (Cost $2,866,411)                                  2,943,719
                                                 -------------



                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.3%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/08
  due 1/2/09
  Proceeds at Maturity
  $1,627,365 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  2/12/09, with a Principal
  Amount of $1,660,000 and a
  Market Value of $1,660,000)       $1,627,364   $   1,627,364
                                                 -------------
Total Short-Term Investment
  (Cost $1,627,364)                                  1,627,364
                                                 -------------
Total Investments
  (Cost $823,621,129) (c)                100.0%    636,345,685
Cash and Other Assets,
  Less Liabilities                         0.0++       246,032
                                         -----    ------------
Net Assets                               100.0%  $ 636,591,717
                                         =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(c)  At December 31, 2008, cost is 839,793,268
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation     $  15,332,415
Gross unrealized depreciation      (218,779,998)
                                  -------------
Net unrealized depreciation       $(203,447,583)
                                  =============



The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

                                   INVESTMENTS IN
VALUATION INPUTS                       SECURITIES
Level 1--Quoted Prices               $634,718,321
Level 2--Other Significant
  Observable Inputs                     1,627,364
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $636,345,685
                                     ============



The Portfolio did not hold other financial instruments as of December 31, 2008.

At December 31, 2008, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).




76    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $823,621,129)     $ 636,345,685
Cash                                         4,550
Receivables:
  Investment securities sold             2,741,670
  Dividends                              1,119,871
  Fund shares sold                          45,088
Other assets                                 2,220
                                     -------------
     Total assets                      640,259,084
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased        3,094,847
  Manager (See Note 3)                     303,593
  Shareholder communication                146,512
  Professional fees                         41,805
  Fund shares redeemed                      36,112
  Custodian                                 24,119
  NYLIFE Distributors (See Note 3)          11,175
  Directors                                  2,959
Accrued expenses                             6,245
                                     -------------
     Total liabilities                   3,667,367
                                     -------------
Net assets                           $ 636,591,717
                                     =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     528,161
Additional paid-in capital             956,566,891
                                     -------------
                                       957,095,052
Accumulated undistributed net
  investment income                     11,991,419
Accumulated net realized loss on
  investments                         (145,219,310)
Net unrealized depreciation on
  investments                         (187,275,444)
                                     -------------
Net assets                           $ 636,591,717
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 585,157,791
                                     =============
Shares of capital stock outstanding     48,529,369
                                     =============
Net asset value per share
  outstanding                        $       12.06
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  51,433,926
                                     =============
Shares of capital stock outstanding      4,286,720
                                     =============
Net asset value per share
  outstanding                        $       12.00
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              77

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $  16,725,228
  Income from securities loaned---
     net                                   198,213
  Interest                                  23,080
                                     -------------
     Total income                       16,946,521
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,688,136
  Administration (See Note 3)              615,796
  Shareholder communication                190,891
  Distribution and
     service--Service Class
     (See Note 3)                          173,286
  Professional fees                        142,035
  Custodian                                 51,535
  Directors                                 35,028
  Miscellaneous                             49,755
                                     -------------
     Total expenses                      4,946,462
                                     -------------
Net investment income                   12,000,059
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (135,730,552)
Net change in unrealized
  appreciation on investments         (243,427,858)
                                     -------------
Net realized and unrealized loss
  on Investments                      (379,158,410)
                                     -------------
Net decrease in net assets
  resulting from operations          $(367,158,351)
                                     =============







78    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007




                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   12,000,059   $   12,942,474
 Net realized gain (loss)
  on investments               (135,730,552)     116,430,328
 Net change in unrealized
  appreciation on
  investments                  (243,427,858)     (76,724,663)
                             -------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                   (367,158,351)      52,648,139
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment
  income:
    Initial Class               (11,991,028)     (11,714,614)
    Service Class                  (857,793)        (881,846)
                             -------------------------------
                                (12,848,821)     (12,596,460)
                             -------------------------------
 From net realized gain on
  investments:
    Initial Class              (108,148,699)     (69,747,453)
    Service Class                (9,443,368)      (6,069,433)
                             -------------------------------
                               (117,592,067)     (75,816,886)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                 (130,440,888)     (88,413,346)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        105,522,244       95,134,408
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             130,440,888       88,413,346
 Cost of shares redeemed       (117,969,547)    (147,383,511)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions         117,993,585       36,164,243
                             -------------------------------
 Net increase (decrease) in
  net assets                   (379,605,654)         399,036

NET ASSETS:
Beginning of year             1,016,197,371    1,015,798,335
                             -------------------------------
End of year                  $  636,591,717   $1,016,197,371
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   11,991,419   $   12,843,277
                             ===============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              79

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2008        2007        2006        2005        2004

Net asset value at
  beginning of year         $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                            --------    --------    --------    --------    --------
Net investment income           0.22        0.32 (a)    0.31 (a)    0.33 (a)    0.28 (b)
Net realized and
  unrealized gain (loss)
  on investments               (8.72)       1.01        3.26        1.25        1.77
                            --------    --------    --------    --------    --------
Total from investment
  operations                   (8.50)       1.33        3.57        1.58        2.05
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.30)      (0.32)      (0.14)      (0.22)      (0.28)
  From net realized gain
     on investments            (2.74)      (1.92)      (0.54)      (0.26)         --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (3.04)      (2.24)      (0.68)      (0.48)      (0.28)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  12.06    $  23.60    $  24.51    $  21.62    $  20.52
                            ========    ========    ========    ========    ========
Total investment return       (36.39%)      5.14%      16.47%       7.70%(c)   10.90%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.44%       1.26%       1.35%       1.58%       1.44%(b)
  Net expenses                  0.56%       0.50%       0.52%       0.30%       0.53%
  Expenses (before
     reimbursement)             0.56%       0.50%       0.52%       0.50%       0.53%
Portfolio turnover rate          111%        105%         90%         83%        151%
Net assets at end of year
  (in 000's)                $585,158    $932,918    $950,660    $863,109    $923,660




(a)  Per share data based on average shares outstanding during the year.
(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(c) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





80    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         SERVICE CLASS
      ---------------------------------------------------
                    YEAR ENDED DECEMBER 31,

      ---------------------------------------------------
        2008       2007       2006       2005       2004

      $ 23.48    $ 24.41    $ 21.56    $ 20.49    $ 18.74
      -------    -------    -------    -------    -------
         0.23       0.25 (a)   0.25 (a)   0.28 (a)   0.24 (b)
        (8.72)      1.02       3.24       1.23       1.75
      -------    -------    -------    -------    -------
        (8.49)      1.27       3.49       1.51       1.99
      -------    -------    -------    -------    -------

        (0.25)     (0.28)     (0.10)     (0.18)     (0.24)
        (2.74)     (1.92)     (0.54)     (0.26)        --
      -------    -------    -------    -------    -------
        (2.99)     (2.20)     (0.64)     (0.44)     (0.24)
      -------    -------    -------    -------    -------
      $ 12.00    $ 23.48    $ 24.41    $ 21.56    $ 20.49
      =======    =======    =======    =======    =======
       (36.55%)     4.88%     16.18%      7.39%(c)  10.62%

         1.18%      1.01%      1.11%      1.33%      1.19%(b)
         0.81%      0.75%      0.77%      0.55%      0.78%
         0.81%      0.75%      0.77%      0.75%      0.78%
          111%       105%        90%        83%       151%
      $51,434    $83,279    $65,138    $47,311    $33,013




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              81

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of twenty-three Portfolios. These financial statements relate solely to the Bond and Common Stock Portfolios, which commenced operations on January 23, 1984, and Cash Management Portfolio, which commenced operations on January 29, 1993, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively, "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity contracts and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class shares commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES. The Cash Management Portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Cash Management Portfolio is participating in the U.S. Treasury Department's temporary Money Market Guarantee Program, the details of which are disclosed in Note 9.

(B) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3(A)), in consultation with the Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with the Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange on each valuation date. Investments in other funds are valued at their net asset values ("NAV") at the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Funds are valued daily at their NAV. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by


82    MainStay VP Series Fund, Inc.

the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to:
(i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange;
(v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; and
(vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2008, the Portfolios did not hold securities that were valued in such a manner.

The Portfolios adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for the fiscal year beginning January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for each Portfolio's investments is included at the end of each Portfolio's Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios utilized the following fair value techniques: a multi-dimensional relational pricing model, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.

(C) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Each Portfolio is subject to Interpretation No. 48 "Accounting for Uncertainty in Income Taxes ("FIN 48")," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios have recorded no tax liabilities pursuant to FIN 48. Each of the Portfolio's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized gain and currency gains, if any, at least once a year. All dividends and distributions are

                                                  mainstayinvestments.com     83
reinvested in shares of the Portfolio, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Funds' Board of Directors. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) FUTURES CONTRACTS. The Portfolios may enter into futures contracts for hedging purposes or to enhance income. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts are conducted through regulated exchanges that minimize counterparty credit risks. The Bond Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill their investment objectives. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

(J) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in


84    MainStay VP Series Fund, Inc.

which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income, the Bond and Common Stock Portfolios may engage in securities lending, subject to the limitations set forth in the Investment Company Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnifies the portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

In light of current market conditions, the Fund's Board of Directors and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(L) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGEMENT, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as investment manager to the Portfolios of the Fund under an Amended and Restated Management Agreement ("Management Agreement"). The Bond and Common Stock Portfolios are managed by New York Life Investments. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as Subadvisor to the Cash Management Portfolio under a Subadvisory Agreement with New York Life Investments. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreement referenced above.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating daily net asset values of each Portfolio, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting New York Life Investments in

                                                  mainstayinvestments.com     85
conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolios, State Street Bank and Trust Company is compensated by New York Life Investments.

Effective May 1, 2008, the Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio as follows:


                                     ANNUAL RATE
Bond Portfolio                              0.50%(a)
------------------------------------------------
Cash Management Portfolio                   0.45%(b)
------------------------------------------------
Common Stock Portfolio                      0.55%(c)
------------------------------------------------



(a) On assets up to $500 million, 0.475% from $500 million to $1 billion and 0.45% on assets in excess of $1 billion.

(b) On assets up to $500 million, 0.40% from $500 million to $1 billion and 0.35% on assets in excess of $1 billion.

(c) On assets up to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

Prior to May 1, 2008, the Portfolios paid separate fees for advisory and administrative services. The Fund, on behalf of the Portfolios, paid New York Life Investments a fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as provided in the table below. In addition, each of the Portfolios also paid New York Life Investments a monthly fee for administrative services performed and the facilities furnished by New York Life Investments at the annual rate of 0.20% of the average daily net assets of each Portfolio.

On March 17, 2008, shareholders of these Portfolios approved a Restated Management Agreement that consolidated the investment advisory services and administrative services provided to the Portfolios by New York Life Investments and provided for a new fee schedule and breakpoints. The Restated Management Agreement and fees became effective on May 1, 2008.



                                     ANNUAL RATE
Bond Portfolio                              0.25%
------------------------------------------------
Cash Management Portfolio                   0.25%(a)
------------------------------------------------
Common Stock Portfolio                      0.25%
------------------------------------------------



(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(D) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the year ended December 31, 2008, these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                          $21,432
-----------------------------------------------
Cash Management Portfolio                28,089
-----------------------------------------------
Common Stock Portfolio                   26,814
-----------------------------------------------






86    MainStay VP Series Fund, Inc.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                 ACCUMULATED         OTHER       UNREALIZED           TOTAL
                                    ORDINARY         CAPITAL     TEMPORARY      APPRECIATED     ACCUMULATED
                                      INCOME     GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)     GAIN (LOSS)
Bond Portfolio                   $33,414,772   $          --        $   --    $  (8,723,519)  $  24,691,253
-----------------------------------------------------------------------------------------------------------
Cash Management Portfolio             49,064              --            --               --          49,064
-----------------------------------------------------------------------------------------------------------
Common Stock Portfolio            11,987,890    (129,047,171)        3,529     (203,447,583)   (320,503,335)
-----------------------------------------------------------------------------------------------------------



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals and straddle loss deferrals.

The other temporary differences are primarily due to real estate investment trust dividends not taxed until 2009.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in-capital, arising from permanent differences; net assets at December 31, 2008 are not affected.

                                                                           ACCUMULATED
                                                        ACCUMULATED      UNDISTRIBUTED
                                                  UNDISTRIBUTED NET       NET REALIZED         ADDITIONAL
                                                      INCOME (LOSS)        GAIN (LOSS)    PAID-IN-CAPITAL
Bond Portfolio                                             $418,512          $(418,512)               $--
---------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                     1,427             (1,427)                --
---------------------------------------------------------------------------------------------------------
Common Stock Portfolio                                       (3,096)             3,095                  1
---------------------------------------------------------------------------------------------------------



The reclassifications for the Portfolios are primarily due to paydown gain
(loss), distribution redesignation, mortgage dollar roll income and prior year adjustments to real estate investment trusts.

At December 31, 2008, for federal income tax purposes, capital loss carryfowards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital losses that arose after October 31, 2008, as if they arose on January 1, 2009.

                      CAPITAL LOSS                    CAPITAL
                         AVAILABLE    AMOUNTS   LOSS DEFERRED
                           THROUGH    (000'S)         (000'S)
Common Stock
  Portfolio                   2016   $129,047
-------------------------------------------------------------
                                     $129,047             $--
-------------------------------------------------------------



The Cash Management Portfolio utilized $2,923 of capital loss carryforwards during the year ended December 31, 2008.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2008 and December 31, 2007 represent tax-based distributions of ordinary income and net long-term capital gains, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                      2008                                      2007
                                    ---------------------------------------   ---------------------------------------
                                             TAX-BASED            TAX-BASED            TAX-BASED            TAX-BASED
                                    DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                       ORDINARY INCOME      LONG-TERM GAINS      ORDINARY INCOME      LONG-TERM GAINS
Bond Portfolio                             $27,885,999(a)       $        --          $        --          $        --
---------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                      39,292,658           91,148,230           32,400,996           56,012,350
---------------------------------------------------------------------------------------------------------------------



(a) The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2007.


                                                  mainstayinvestments.com     87

NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Portfolio. Custodial fees are charged to the Portfolio based on the market value of securities in the Portfolio and the number of certain cash transactions incurred by the Portfolio.

NOTE 6--LINE OF CREDIT:

The Bond and Common Stock Portfolios, along with the other Portfolios of the Fund and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds and the Portfolios pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the commitment amount. Such commitment fees are allocated among the funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Portfolios on this line of credit during the year ended December 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2008, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                                        COMMON STOCK
                                              BOND PORTFOLIO              PORTFOLIO
                                         -----------------------    --------------------
                                          PURCHASES      SALES      PURCHASES     SALES
U.S. Government Securities               $1,593,421   $1,556,117     $     --   $     --
----------------------------------------------------------------------------------------
All Others                                  620,528      457,956      965,180    963,041
----------------------------------------------------------------------------------------
Total                                    $2,213,949   $2,014,073     $965,180   $963,041
----------------------------------------------------------------------------------------






88    MainStay VP Series Fund, Inc.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the year ended December 31, 2008, and the year ended December 31, 2007, were as follows:

BOND PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    7,506,622   $ 104,835,197
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,537,820      20,107,978
Shares redeemed              (12,812,028)   (177,917,008)
                             ---------------------------
Net decrease                  (3,767,586)  $ (52,973,833)
                             ===========================
Year ended December 31,
  2007:
Shares sold                    9,255,648   $ 128,087,502
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,293,334      17,763,775
Shares redeemed               (4,252,406)    (58,790,440)
                             ---------------------------
Net increase                   6,296,576   $  87,060,837
                             ===========================


 SERVICE CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    5,046,444   $  70,776,752
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              597,789       7,778,021
Shares redeemed               (2,432,500)    (33,578,177)
                             ---------------------------
Net increase                   3,211,733   $  44,976,596
                             ===========================
Year ended December 31,
  2007:
Shares sold                    2,989,053   $  41,242,325
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              337,789       4,621,525
Shares redeemed                 (910,039)    (12,538,549)
                             ---------------------------
Net increase                   2,416,803   $  33,325,301
                             ===========================



CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER SHARE)           SHARES
Year ended December 31, 2008:
Shares sold                           906,945,592
Shares issued to shareholders in
  reinvestment of dividends            17,443,922
Shares redeemed                      (433,791,350)
                                     ------------
Net increase                          490,598,164
                                     ============
Year ended December 31, 2007:
Shares sold                           746,037,149
Shares issued to shareholders in
  reinvestment of dividends            21,340,095
Shares redeemed                      (513,903,776)
                                     ------------
Net increase                          253,473,468
                                     ============



COMMON STOCK PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                    5,089,064   $  96,317,385
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            9,653,373     120,139,727
Shares redeemed               (5,747,261)   (107,237,637)
                              --------------------------
Net increase                   8,995,176   $ 109,219,475
                              ==========================
Year ended December 31,
  2007:
Shares sold                    2,929,233   $  73,406,847
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,332,994      81,462,067
Shares redeemed               (5,521,932)   (140,715,938)
                              --------------------------
Net increase                     740,295   $  14,152,976
                              ==========================


 SERVICE CLASS                    SHARES          AMOUNT
Year ended December 31,
  2008:
Shares sold                      479,346   $   9,204,859
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              831,454      10,301,161
Shares redeemed                 (571,263)    (10,731,910)
                              --------------------------
Net increase                     739,537   $   8,774,110
                              ==========================
Year ended December 31,
  2007:
Shares sold                      859,810   $  21,727,561
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              285,745       6,951,279
Shares redeemed                 (266,770)     (6,667,573)
                              --------------------------
Net increase                     878,785   $  22,011,267
                              ==========================



NOTE 9--MONEY MARKET GUARANTEE PROGRAM:

The following discussion pertains only to the Cash Management Portfolio.

The Portfolio's Board of Directors has approved the Portfolio's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share any day while the Program is in effect. Currently, the Program is scheduled to run through at least April 30, 2009.


                                                  mainstayinvestments.com     89

The Program applies only to shareholders of record of the Cash Management Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Cash Management Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Cash Management Portfolio or a broker-dealer, any future investment in the Portfolio will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Cash Management Portfolio and any other participating money market funds exceed the amount of funds available under the Program.

If, during the time the Program is in effect, a shareholder transfers his or her account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the Program required a payment to the U.S. Department of the Treasury based on the number of shares outstanding in the Cash Management Portfolio as of September 19, 2008. To date, these payments have equaled 0.025% of the Portfolio's assets. This expense is borne by the Portfolio without regard to any expense limitation currently in effect.

The U.S. Department of the Treasury has the option to renew the Program through the close of business on September 19, 2009. If extended, the Board of Directors of the Cash Management Portfolio will determine whether the Portfolio should continue participation in the Program and, if so, the Portfolio likely will incur additional participation fees.

More information about the Program is available at http://www.ustreas.gov.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios' financial positions, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--SUBSEQUENT EVENTS:

As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Common Stock, Portfolio have transitioned from a division within New York Life Investments, formerly referred to as New York Life Investment Management Equity Investors Group or Equity Investors Group ("EIG"), into a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The new legal entity is named Madison Square Investors LLC ("Madison Square Investors"). The creation of Madison Square Investors does not impact the portfolio management team or investment strategy of the Portfolio. The Fund's Board of Directors (the "Board") approved the appointment of Madison Square Investors as Subadvisor to the Portfolio at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between New York Life Investments and Madison Square Investors. There will be no change in the management fees paid by the Portfolio as a result of this transition.

At a meeting of the Fund's Board of Directors ("Board") held on February 10, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investments and MacKay Shields for the Cash Management Portfolio. Accordingly, New York Life Investments will assume responsibility for the day-to-day management of the Cash Management Portfolio effective March 2, 2009.



90    MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Common Stock Portfolio (three of the Portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

NEW YORK, NEW YORK
February 17, 2009


                                                  mainstayinvestments.com     91

BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Directors of MainStay VP Series Fund, Inc. (the "Board" of the "Company"), which was comprised solely of Independent Directors, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("NY Life Investments"), manager of the Company, and Madison Square Investors, LLC ("Madison Square Investors") with respect to several series of the Company, including the MainStay VP Common Stock Portfolio (the "Portfolio"). Madison Square Investors is a new affiliate of NY Life Investments formed to accommodate a lift-out of NY Life Investments' Equity Investors Group ("EIG"), a division of NY Life Investments that historically has provided investment advisory services to the Portfolios, effective December 27, 2008 (the "Reorganization"). NY Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of NY Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from NY Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Portfolio would occur; (ii) no increase in the investment advisory fees payable by any of the Portfolio would be implemented;
(iii) no material changes were expected in the personnel responsible for management of the Portfolio; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to NY Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from NY Life Investments. The Board also requested and received responses from NY Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including contract review processes that culminated with approval of management agreements between the Company, on behalf of the Portfolio, and NY Life Investments in December 2007 and again in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Madison Square Investors; (ii) the investment performance of the Portfolio and the historical investment performance of similar portfolios managed by Madison Square Investors; (iii) the costs of the services to be provided by Madison Square Investors from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit the Portfolio's investors; and (v) the reasonableness of the Portfolio's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED BY MADISON SQUARE
INVESTORS

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Portfolio, and that Madison Square Investors would provide to the Portfolio. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Portfolio, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Portfolio's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Portfolio's investment objectives, strategies and risks, as disclosed in the Portfolio's prospectus. The Board considered information about the Portfolio's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Portfolio as compared to similar mutual funds managed by other investment advisers. The Board also considered


92    MainStay VP Series Fund, Inc.

the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Portfolio is likely to benefit the Portfolio's long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of NY Life Investments whose subadvisory fees for advising the Portfolio will be paid directly by NY Life Investments, the Board considered the cost and profitability information for NY Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Portfolio and its shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Portfolio with respect to trades on a Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Portfolios will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether the Portfolio's expense structure permitted economies of scale to be shared with the Portfolio's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Portfolio benefits from economies of scale through expense waivers and reimbursements. The Board also observed that NY Life Investments historically has subsidized the Portfolio's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio's fee schedules and expense structures appropriately reflect economies of scale for the benefit of the Portfolio's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio's expense structure as the Portfolio continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Portfolio's total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by NY Life Investments, not the Portfolio, and will result in no increase in the Portfolio's expenses. The Board noted that NY Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between NY Life Investments and its affiliates.

In assessing the reasonableness of the Portfolio's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NY Life Investments in recent years and observed that NY Life Investments has subsidized the total ordinary operating expenses of the Portfolio's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the new Subadvisory Agreement with Madison Square Investors.


                                                  mainstayinvestments.com     93

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolios' Forms N-Q are available without charge, on the SEC's website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You can also obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.



94    MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisor. The Non-Interested Directors listed below were elected to serve the Fund effective June 7, 2007. The interested Director listed below was elected to serve the Fund effective September 24, 2008.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).


           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                             NUMBER OF
           WITH THE                                         FUNDS IN       OTHER
NAME AND   FUND AND                                         FUND COMPLEX   DIRECTORSHIPS
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN       HELD BY
BIRTH      SERVICE        DURING PAST FIVE YEARS            BY DIRECTOR    DIRECTOR
------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

JOHN Y.    Indefinite;    Member of the Board of                 73        Trustee,
KIM        Director       Managers and President and                       Eclipse Funds,
9/24/60    since          Chief Executive Officer, New                     since September
           September      York Life Investment                             2008 (3 funds);
           2008           Management LLC and New York                      Director,
                          Life Investment Management                       Eclipse Funds
                          Holdings LLC (since April                        Inc. since
                          2008); Member of the Board of                    September 2008,
                          Managers, MacKay Shields LLC                     (22 funds);
                          (since April 2008); Chairman                     Trustee, The
                          of the Board, Institutional                      MainStay Funds
                          Capital LLC, Madison Capital                     since September
                          LLC, McMorgan & Company LLC,                     2008 (21
                          Chairman and Chief Executive                     funds);
                          Officer, NYLIFE Distributors                     Director, ICAP
                          LLC and Chairman of the Board                    Funds, Inc.,
                          of Managers, NYLCAP Manager,                     since September
                          LLC (since April 2008);                          2008 (4 funds)
                          President, Prudential
                          Retirement, a business unit of
                          Prudential Financial, Inc.
                          (2002 to 2007)
------------------------------------------------------------------------------------------




    * This Director is considered to be an "interested person" of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                  mainstayinvestments.com     95

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN
NAME AND   FUND AND                                     FUND COMPLEX   OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN       DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS        BY DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

SUSAN B.   Indefinite;    President, Strategic               73        Chairman since
KERLEY     Chairman and   Management Advisors LLC                      2005 and Trustee
8/12/51    Director       (since 1990)                                 since 2000,
           since 2007                                                  Eclipse Funds (3
                                                                       funds); Chairman
                                                                       since 2005 and
                                                                       Director since
                                                                       1990, Eclipse
                                                                       Funds Inc. (22
                                                                       funds); Chairman
                                                                       and Trustee, The
                                                                       MainStay Funds
                                                                       since 2007 (21
                                                                       funds); Chairman
                                                                       and Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2006 (4
                                                                       funds); Trustee,
                                                                       Legg Mason
                                                                       Partners Funds,
                                                                       Inc., since 1991
                                                                       (68 portfolios)
----------------------------------------------------------------------------------------
ALAN R.    Indefinite;    Retired; Partner, Ernst &          73        Trustee, Eclipse
LATSHAW    Director and   Young LLP (2002 to 2003);                    Funds, since 2007
3/27/51    Audit          Partner, Arthur Andersen LLP                 (3 funds);
           Committee      (1989 to 2002); Consultant                   Director, Eclipse
           Financial      to the Audit and Compliance                  Funds Inc. since
           Expert since   Committee (2004 to 2006)                     2007 (22 funds);
           2007                                                        Trustee, The
                                                                       MainStay Funds
                                                                       since 2006 (21
                                                                       funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2007 (4
                                                                       funds); Trustee,
                                                                       State Farm
                                                                       Associates Funds
                                                                       Trusts since 2005
                                                                       (4 portfolios);
                                                                       Trustee, State
                                                                       Farm Mutual Fund
                                                                       Trust since 2005
                                                                       (16 portfolios);
                                                                       Trustee, State
                                                                       Farm Variable
                                                                       Product Trust
                                                                       since 2005 (9
                                                                       portfolios)
----------------------------------------------------------------------------------------
PETER      Indefinite;    Independent Consultant;            73        Trustee, Eclipse
MEENAN     Director       President and Chief                          Funds, since 2002
12/5/41    since 2007     Executive Officer, Babson-                   (3 funds);
                          United, Inc. (financial                      Director, Eclipse
                          services firm) (2000 to                      Funds Inc. since
                          2004); Independent                           2002 (22 funds);
                          Consultant (1999 to 2000);                   Trustee, The
                          Head of Global Funds,                        MainStay Funds
                          Citicorp (1995 to 1999)                      since 2007 (21
                                                                       funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2006 (4
                                                                       funds)
----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Managing Director, ICC             73        Trustee, Eclipse
H. NOLAN,  Director       Capital Management;                          Funds, since 2007
JR.        since 2006     President--Shields/  Alli-                   (3 funds);
11/16/46                  ance, Alliance Capital                       Director, Eclipse
                          Management (1994 to 2004)                    Funds Inc. since
                                                                       2007 (22 funds);
                                                                       Trustee, The
                                                                       MainStay Funds
                                                                       since 2007 (21
                                                                       funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2007 (4
                                                                       funds)
----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Chairman (since 1990) and          73        Trustee, Eclipse
S.         Director       Chief Executive Officer                      Funds, since 2007
TRUTANIC   since 2007     (1990 to 1999 and since                      (3 funds);
2/13/52                   2004), Somerset & Company                    Director, Eclipse
                          (financial advisory firm);                   Funds Inc. since
                          Managing Director and                        2007 (22 funds);
                          Advisor, The Carlyle Group                   Trustee, The
                          (private investment firm)                    MainStay Funds
                          (2002 to 2004); Senior                       since 1994 (21
                          Managing Director, Partner                   funds); Director,
                          and Member of the Board,                     ICAP Funds, Inc.,
                          Groupe Arnault S.A. (private                 since 2007 (4
                          investment firm) (1999 to                    funds)
                          2002)
----------------------------------------------------------------------------------------
ROMAN L.   Indefinite;    V. Duane Rath Professor of         73        Trustee, Eclipse
WEIL       Director       Accounting, Graduate School                  Funds, since 2007
5/22/40    since 1994     of Business, University of                   (3 funds);
           Audit          Chicago; President, Roman L.                 Director, Eclipse
           Committee      Weil Associates, Inc.                        Funds Inc. since
           Financial      (consulting firm); Board                     2007 (22 funds);
           expert since   Member and Chairman of the                   Trustee, The
           2007           Board, Ygomi LLC                             MainStay Funds
                          (information and                             since 2007 (21
                          communications company)                      funds); Director,
                                                                       ICAP Funds, Inc.,
                                                                       since 2007 (4
                                                                       funds)
----------------------------------------------------------------------------------------








96    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                          NUMBER OF
           WITH THE                                      FUNDS IN
NAME AND   TRUST AND                                     FUND COMPLEX   OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)        OVERSEEN       DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS         BY DIRECTOR    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
NON-INTERESTED DIRECTOR

JOHN A.    Indefinite;    Retired. Managing Director of       73        Trustee, Eclipse
WEISSER    Director       Salomon Brothers, Inc. (1971                  Funds, since 2007
10/22/41   since 1997     to 1995)                                      (3 funds);
                                                                        Director, Eclipse
                                                                        Funds Inc. since
                                                                        2007 (22 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since 2007 (21
                                                                        funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since 2007 (4
                                                                        funds); Trustee,
                                                                        Direxion Funds
                                                                        (30 portfolios)
                                                                        and Direxion
                                                                        Insurance Trust
                                                                        (3 portfolios)
                                                                        since 2007;
                                                                        Trustee, Direxion
                                                                        Shares ETF Trust,
                                                                        since 2008 (8
                                                                        portfolios)
-----------------------------------------------------------------------------------------





           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUND AND
DATE OF    LENGTH OF
BIRTH      SERVICE        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer      Assistant Treasurer, New York Life Investment Management
BENIN-     and            Holdings LLC (since July 2008); Managing Director, New York
TENDE      Principal      Life Investment Management LLC (since 2007); Treasurer and
5/12/64    Financial      Principal Financial and Accounting Officer, Eclipse Funds,
           and            Eclipse Funds Inc., The MainStay Funds, and ICAP Funds, Inc.
           Accounting     (since 2007); Vice President, Prudential Investments (2000 to
           Officer        2007); Assistant Treasurer, JennisonDryden Family of Funds,
           since 2007     Target Portfolio Trust, The Prudential Series Fund and American
                          Skandia Trust (2006 to 2007); Treasurer and Principal Financial
                          Officer, The Greater China Fund (2007)
-----------------------------------------------------------------------------------------
JEFFREY    Vice           Director and Associate General Counsel, New York Life
A.         President      Investment Management LLC (2005 to 2008); Assistant Secretary,
ENGELSMAN  and Chief      NYLIM Service Company (since 2008); Assistant Secretary, NYLIFE
9/28/67    Compliance     Distributors LLC (since 2006); Assistant Secretary, The
           Officer        MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant
           since          Secretary, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
           January 2009   Series Funds, Inc. (2005 to 2008); Director and Senior Counsel,
                          Deutsche Asset Management (1990 to 2005)
-----------------------------------------------------------------------------------------
STEPHEN    President      President and Chief Operating Officer, NYLIFE Distributors LLC
P.         since 2007     (since 2008); Senior Managing Director and Chief Marketing
FISHER                    Officer, New York Life Investment Management LLC (since 2005);
2/22/59                   Chairman of the Board, NYLIM Service Company (since January
                          2008); Managing Director--Retail Marketing, New York Life
                          Investment Management LLC (2003 to 2005); President, Eclipse
                          Funds, Eclipse Funds Inc., The MainStay Funds, and ICAP Funds,
                          Inc. (since 2007); Managing Director, UBS Global Asset
                          Management (1999 to 2003)
-----------------------------------------------------------------------------------------
SCOTT T.   Vice           Director, New York Life Investment Management LLC (including
HAR-       President--    predecessor advisory organizations) (since 2000); Executive
RINGTON    Administra-    Vice President, New York Life Trust Company and New York Life
2/8/59     tion since     Trust Company, FSB (since 2006); Vice
           2005           President--Administration, Eclipse Funds, Eclipse Funds Inc.,
                          and The MainStay Funds (since 2005) and ICAP Funds, Inc. (since
                          2006)
-----------------------------------------------------------------------------------------
ALISON H.  Senior Vice    Senior Managing Director and Chief Compliance Officer (since
MICUCCI*   President      2006) and Managing Director and Chief Compliance Officer (2003
12/16/65   since 2006     to 2006), New York Life Investment Management LLC and New York
                          Life Investment Management Holdings LLC; Senior Managing
                          Director, Compliance (since 2006) and Managing Director,
                          Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                          Compliance Officer, NYLCAP Manager LLC; Senior Vice President,
                          Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and ICAP
                          Funds, Inc. (since 2006); Chief Compliance Officer, The
                          MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay VP
                          Series Fund, Inc. and ICAP Funds, Inc. (2006 to 2009); Deputy
                          Chief Compliance Officer, New York Life Investment Management
                          LLC (2002 to 2003); Vice President and Compliance Officer,
                          Goldman Sachs Asset Management (1999 to 2002)
-----------------------------------------------------------------------------------------
MARGUER-   Chief Legal    Vice President, Associate General Counsel and Assistant
ITE E. H.  Officer        Secretary, New York Life Insurance Company (since 2008);
MORRISON   since          Managing Director, Associate General Counsel and Assistant
3/26/56    January 2008   Secretary, New York Life Investment Management LLC (since
           and            2004); Managing Director and Secretary, NYLIFE Distributors LLC
           Secretary      (since 2004); Secretary, NYLIM Service Company (since 2008);
           since 2004     Assistant Secretary, New York Life Investment Management
                          Holdings LLC (since January 2008); Chief Legal Officer (since
                          January 2008) and Secretary, Eclipse Funds, Eclipse Funds Inc.,
                          and The MainStay Funds (since 2004) and ICAP Funds, Inc. (since
                          2006); Chief Legal Officer--Mutual Funds and Vice President and
                          Corporate Counsel, The Prudential Insurance Company of America
                          (2000 to 2004)
-----------------------------------------------------------------------------------------




    * Alison H. Micucci resigned as Chief Compliance Officer of the Fund effective January 1, 2009.


                                                  mainstayinvestments.com     97

MAINSTAY VP PORTFOLIOS

INFORMATION ABOUT THE PORTFOLIOS' MANAGER, SUBADVISOR, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IS LISTED HERE.

EQUITY PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO


INCOME PORTFOLIOS
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO


MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISOR
MACKAY SHIELDS LLC*
NEW YORK, NEW YORK

DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
PARSIPPANY, NEW JERSEY


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
BOSTON, MASSACHUSETTS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.



98    MainStay VP Series Fund, Inc.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

mainstayinvestments.com

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report




         (RECYCLE LOGO)                                             MSVP11-02/09